UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23100

BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2018

Date of reporting period: September 30, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

BERNSTEIN FUND, INC.

Small Cap Core Portfolio

International Small Cap Portfolio

International Strategic Equities Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2018

Before investing in any portfolio of the Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) 212.486.5800.

This shareholder report must be preceded or accompanied by the Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2018

On the following pages, you will find the 2018 annual report for the Portfolios (collectively, the “Portfolios”, and individually, a “Portfolio”) of the Bernstein Fund, Inc. (the “Fund”). The annual report covers the six- and 12-month periods ended September 30, 2018, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Equity returns diverged during the 12 months ended September 30, 2018, with US stocks standing out relative to their non-US counterparts. The disparity in equity returns—which emerged mid-way through the period—was partly spurred by intensifying tariff issues. It also mirrored broader economic activity, as the US economy accelerated while non-US countries slowed, following a period when global growth had been unusually synchronized. Interest rates rose, exerting downward pressure on US taxable bond returns, though tax-exempt bond returns were slightly positive.

Several factors buoyed sentiment around US stocks: extremely strong corporate earnings growth, corporate tax cuts, deregulation and a benign inflation backdrop. In contrast, non-US equities were hampered by diverse regional concerns, such as: Italian budget deficits in Europe and significant, though idiosyncratic, economic strains in select markets like Turkey and Argentina. A rising US dollar, higher US interest rates, and heightened vulnerability to trade tensions further depressed non-US markets, especially emerging markets.

Despite this year’s patterns, we continue to expect global equity allocations to provide better risk-adjusted returns than US-only strategies, over the long run. With US equity valuations high, and potential pressures on earnings coming from higher wage and input costs, valuations in non-US markets look more attractive. Overall, we expect that slower economic growth in the years ahead will likely contribute to lower returns on global stocks than have been experienced in the past. In addition, we are likely to see a gradual increase in global interest rates, constraining bond returns.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Kathleen M. Fisher

President

Bernstein Fund, Inc.

Small Cap Core Portfolio

Investment Objectives and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and equity real estate investment trusts (“REITs”). You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s investment manager (the “Adviser”). The Adviser invests the assets of the Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located in the US. The Portfolio defines small-capitalization companies as those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Index (“Russell 2000”) and the largest company in the Russell 2000. The market capitalization of the companies included in the Portfolio’s definition of “small-capitalization” companies changes over time as the capitalization of the securities included in the Russell 2000 changes.

The Adviser utilizes both quantitative analysis and fundamental research to determine which securities will be held by the Portfolio and to manage risk. The Adviser applies

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2018 Annual Report	1

Portfolio Manager Commentary (continued)

quantitative analysis to all of the securities in the Portfolio’s research universe, which is composed primarily of securities in the Portfolio’s benchmark. Those securities that score highly on this quantitative analysis are then screened to eliminate those securities that the Adviser is recommending against purchasing based on its fundamental research, and a portfolio is constructed from the remaining highly ranked securities based on diversification and risk considerations. In its quantitative analysis, the Adviser considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and corporate behavior. In general, stocks are purchased when, in the view of the Adviser, they provide the highest expected returns, considering their contribution to the estimated risk of the Portfolio’s existing investments. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies does not cause the Adviser to dispose of the security. The Adviser expects to seek to manage the overall portfolio volatility of the Portfolio relative to the Russell 2000 by favoring securities that offer the best balance between return and targeted risk.

The Portfolio may also invest in exchange-traded funds (“ETFs”) and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may use stock index futures contracts to equitize cash. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Investment Results

The table on page 9 shows the Portfolio’s performance compared to its benchmark, the Russell 2000 Index, for the six- and 12-month periods ended September 30, 2018. The table also includes the Portfolio’s peer group, as represented by the Lipper Small-Cap Core Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

The Portfolio underperformed the benchmark and outperformed the Lipper Average during both periods. Corporate earnings growth has been strong over the 12-month period, as the US economy continued to grow and benefit from tax cuts. Small-cap stocks delivered strong returns despite investor anxiety caused by the recent escalation in trade conflicts and the Portfolio participated in this rally.

The Portfolio maintains a long-term exposure to attractive valuation, high profitability and positive-sentiment stocks, which we believe should outperform over the long term. As the 12-month period progressed, growth stocks meaningfully outperformed their value peers. During both periods, the Portfolio’s exposure to value stocks was a significant detractor in this environment, whereas exposure to factors related to market sentiment contributed. An overweight in the materials sector, as well as value choices in automobiles and industrials detracted from performance, relative to the benchmark. An underweight to the real estate sector, in addition to stock selection in biotechnology, and the oil and gas space contributed.

The Portfolio utilized futures for investment purposes, which added to absolute performance for both periods.

International Small Cap Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored ADRs and GDRs and equity REITs. You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s Adviser. The Adviser invests the assets of the Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located outside of the United States. Under normal circumstances, at least 65% of the Portfolio’s net assets are invested in companies located outside of the United States. The Portfolio defines small-capitalization companies as those that, at the time of investment, have market capitalizations within the market capitalization range of the Portfolio’s benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-USA Small Cap. The market capitalization of the companies included in the Portfolio’s definition of “small-capitalization” companies changes over time as the capitalization of the securities included in the MSCI ACWI ex-USA Small Cap changes.

The Portfolio’s exposure to non-US companies may change over time based on the Adviser’s assessment of market conditions and the investment merit of non-US issuers. Under

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2	Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

normal circumstances, the Adviser invests in companies located in at least three countries other than the United States and, at times, may have exposure to issuers in several different countries. In determining a company’s location for purposes of the Portfolio’s investment policies and restrictions, the Adviser may consider: (1) the place of domicile, (2) where the company has an established presence and conducts its business and (3) where the company conducts a significant part of its economic activities. The Portfolio may invest in both developed and emerging-market countries and, at times, may invest significantly in emerging markets.

The Adviser seeks to identify attractive investment opportunities primarily through its fundamental investment research or quantitative analysis. In applying its fundamental research, the Adviser generally seeks to identify companies that possess both attractive valuation and compelling company- and/or industry-level investment catalysts. In applying its quantitative analysis, the Adviser typically considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Adviser expects to allocate the Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.

The Portfolio may invest in established companies and also in new and less-seasoned issuers. The Portfolio may also invest in ETFs and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may invest in currency derivatives as discussed below and in futures contracts to gain exposure to certain markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so. The Adviser may also take long and short positions in currencies or related derivatives for investment purposes, independent of any security positions. The Adviser may use stock index futures contracts to gain access to certain markets.

Investment Results

The table on page 9 shows the Portfolio’s performance compared to its benchmark, the MSCI ACWI ex-US Small Cap (net), for the six- and 12-month periods ended September 30, 2018. The table also includes the Portfolio’s peer group, as represented by the Lipper International Small/Mid-Cap Growth Funds Average. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

For both periods, the Portfolio underperformed the benchmark and the Lipper Average. Relative performance was largely driven by stock selection in both periods, while country selection was positive and sector selection was largely neutral. For the 12-month period, positive stock selection in consumer staples, energy and financials was partially offset by weak stock selection in health care, information technology and industrials. An underweight in the strong-performing health care sector detracted from returns, as did an overweight position in China. The Chinese market was negatively affected by worries around the ongoing trade war between the US and China and a domestic slowdown; however, the Portfolio’s stock selection within China contributed strongly to returns.

For the six-month period, weak stock selection in the information technology, health care and materials sectors detracted from performance, while energy, financials and staples holdings again contributed. An underweight position in the strong-performing health care sector was a detractor, while an overweight to energy contributed as oil prices rose. An overweight in China detracted from returns, but stock selection within China contributed, while stock selection within Germany and Australia negatively affected performance.

The Portfolio utilized currency forwards for hedging purposes, which detracted from absolute performance for both periods.

International Strategic Equities Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for

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2018 Annual Report	3

Portfolio Manager Commentary (continued)

purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored ADRs and GDRs and equity REITs. You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s Adviser. The Adviser invests the assets of the Portfolio primarily (under normal circumstances, at least 65% of net assets) in equity securities of issuers in countries that make up the MSCI ACWI ex-US, which includes both developed and emerging-market countries. The Portfolio focuses on securities of large-cap and mid-cap companies. The Adviser expects to allocate fund assets among issuers in many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI ACWI ex-US and may invest in issuers in countries outside of the MSCI ACWI ex-US. The Portfolio’s exposure among non-US countries may change over time based on the Adviser’s assessment of market conditions and the investment merit of particular non-US issuers. Under normal circumstances, the Adviser invests in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries. In determining a company’s location for purposes of the Portfolio’s investment policies and restrictions, the Adviser may consider: (1) the place of domicile, (2) where the company has an established presence and conducts its business and (3) where the company conducts a significant part of its economic activities. The Portfolio may, at times, invest significantly in emerging markets.

The Adviser utilizes both fundamental and quantitative research to both determine which securities will be held by the Portfolio and to manage risk. Specifically, the Portfolio’s management team uses the universe of securities selected by the Adviser’s various fundamental investment teams focusing on international equity securities, and applies its quantitative analysis to these securities. In applying its quantitative analysis, the Adviser considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Adviser expects to allocate the Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.

The Portfolio may also invest in ETFs and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may invest in currency derivatives as discussed below and in futures contracts to gain exposure to certain markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so. The Adviser may also take long and short positions in currencies or related derivatives for investment purposes, independent of any security positions. The Adviser may use stock index futures contracts to gain access to certain markets.

Investment Results

The table on page 9 shows the Portfolio’s performance compared to its benchmark, the MSCI ACWI ex-US (net), for the six- and 12-month periods ended September 30, 2018. The table also includes the Portfolio’s peer group, as represented by the Lipper International Multi-Cap Growth Funds Average. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

The Portfolio underperformed the benchmark and the Lipper Average for both periods. International equity markets delivered low single-digit returns over the 12-month period; for the one-year period ended September 30, 2018, the MSCI ACWI (net) returned 1.76%, but over the six-month period, it fell 1.93%. The decline was seen across many developed and emerging countries, but several emerging markets—namely Turkey, Argentina and South Africa—were particularly weak.

For the 12-month period, security selection contributed to relative returns, while country selection was neutral. An overweight to Brazil, and underweights to Turkey and Peru detracted the most, while an overweight in Norway, and underweights in South Africa and Germany contributed. Stock selection in consumer staples, financials and information technology added to performance; selection in materials, real estate and industrials detracted. Currency contributions from the US dollar were more than offset by the negative impact from a currency overweight to Russia and Brazil.

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4	Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

Over the six-month period, stock selection detracted from performance, particularly in real estate, industrials and financials, while consumer discretionary holdings contributed. Country selection also detracted, led by Brazil, the UK and China. Underweights in South Korea and South Africa positively impacted performance. Contributions from the US dollar were offset by currencies in China, Brazil and Russia.

During both periods, the Portfolio utilized futures and currency forwards for hedging purposes; futures had no material impact on absolute returns, and currency forwards detracted. Currency forwards are used to reduce the level of currency risk, which was achieved.

2018 Annual Report	5

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The MSCI ACWI ex-USA Small Cap (net) measures the performance of the small-cap market segment across 22 of 23 developed markets (excluding the US) and 24 emerging-market countries. The MSCI ACWI ex-US (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Investors cannot invest directly in an index, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest-rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The US government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

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6	Bernstein Fund, Inc.

Disclosures and Risks (continued)

Sector Risk: The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Allocation Risk: The Portfolios may seek to focus on different investment disciplines or factors at different times as a means to achieve their investment objectives. In the event that the investment disciplines or factors to which the Portfolios have greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolios’ returns may be negatively affected.

Derivatives Risk: The Portfolios may use derivatives in currency hedging as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The US government and foreign governments have been adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the Adviser and could have an adverse effect on the value or performance of the Portfolios.

REIT Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other registered funds advised by the Adviser and ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

International Strategic Equities and International Small Cap Portfolios

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

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2018 Annual Report	7

Disclosures and Risks (continued)

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

8	Bernstein Fund, Inc.

Historical Performance (Unaudited)

Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2018	PAST SIX MONTHS	PAST 12 MONTHS	SINCE INCEPTION	INCEPTION DATE
Small Cap Core Portfolio[1]				12/29/2015
SCB Class Shares	9.30%	12.44%	12.25%
Advisor Class Shares	9.45	12.64	12.51
Class Z Shares	9.46	12.69	12.51
Russell 2000 Index	11.61	15.24	16.35
Lipper Small-Cap Core Funds Average	9.16	11.97	14.13

International Small Cap Portfolio[2]				12/21/2015
SCB Class Shares	-5.13	1.29	10.49
Advisor Class Shares	-5.04	1.53	10.70
Class Z Shares	-5.04	1.54	10.70
MSCI ACWI ex-USA Small Cap (net)	-4.07	1.86	10.95
Lipper International Small/Mid-Cap Growth Funds Average	-3.41	3.15	10.53

International Strategic Equities Portfolio[3]				12/21/2015
SCB Class Shares	-5.32	0.86	9.94
Advisor Class Shares	-5.16	1.18	10.19
Class Z Shares	-5.16	1.18	10.22
MSCI ACWI ex-US (net)	-1.93	1.76	10.18
Lipper International Multi-Cap Growth Funds Average	-1.49	2.90	9.24

1	The current prospectus table shows the total annual operating expense ratios for the Portfolio as 1.18%, 0.92% and 0.93% for SCB Class, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

2	The current prospectus table shows the total annual operating expense ratios for the Portfolio as 1.36%, 1.11% and 1.11% for SCB Class, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any registered funds advised by the Adviser in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.35%, 1.10% and 1.10% for SCB Class, Advisor Class and Class Z shares, respectively. These waivers may not be terminated prior to January 26, 2019. Any fees waived and expenses borne by the Adviser may be reimbursed by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Portfolio’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

3	The current prospectus table shows the total annual operating expense ratios for the Portfolio as 1.09%, 0.84% and 0.86% for SCB Class, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 6–8.

(Historical Performance continued on next page)

2018 Annual Report	9

Historical Performance (continued from previous page)

Small Cap Core—SCB Class Shares
Growth of a $10,000 Investment in the Portfolio

International Small Cap—SCB Class Shares
Growth of a $10,000 Investment in the Portfolio

International Strategic Equities—SCB Class Shares
Growth of a $10,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the Portfolios could lose value. Each chart illustrates the total value of an assumed $10,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the period since inception through September 30, 2018.

1	Inception date: 12/29/2015.

2	Inception date: 12/21/2015.

See Disclosures, Risks and Note about Historical Performance on pages 6–8.

10	Bernstein Fund, Inc.

Expense Example—September 30, 2018 (Unaudited)

As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SMALL CAP CORE PORTFOLIO	BEGINNING ACCOUNT VALUE APRIL 1, 2018	ENDING ACCOUNT VALUE SEPTEMBER 30, 2018	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Class
Actual	$1,000	$1,093.00	$5.98	1.14%
Hypothetical**	$1,000	$1,019.35	$5.77	1.14%
Advisor Class
Actual	$1,000	$1,094.50	$4.67	0.89%
Hypothetical**	$1,000	$1,020.61	$4.51	0.89%
Class Z
Actual	$1,000	$1,094.60	$4.57	0.87%
Hypothetical**	$1,000	$1,020.71	$4.41	0.87%

INTERNATIONAL SMALL CAP PORTFOLIO	BEGINNING ACCOUNT VALUE APRIL 1, 2018	ENDING ACCOUNT VALUE SEPTEMBER 30, 2018	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	TOTAL EXPENSES PAID DURING PERIOD+	TOTAL ANNUALIZED EXPENSE RATIO+
SCB Class
Actual	$1,000	$948.70	$6.55	1.34%	$6.59	1.35%
Hypothetical**	$1,000	$1,018.35	$6.78	1.34%	$6.83	1.35%
Advisor Class
Actual	$1,000	$949.60	$5.33	1.09%	$5.38	1.10%
Hypothetical**	$1,000	$1,019.60	$5.52	1.09%	$5.57	1.10%
Class Z
Actual	$1,000	$949.60	$5.33	1.09%	$5.38	1.10%
Hypothetical**	$1,000	$1,019.60	$5.52	1.09%	$5.57	1.10%

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO	BEGINNING ACCOUNT VALUE APRIL 1, 2018	ENDING ACCOUNT VALUE SEPTEMBER 30, 2018	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Class
Actual	$1,000	$946.80	$4.88	1.00%
Hypothetical**	$1,000	$1,020.05	$5.06	1.00%
Advisor Class
Actual	$1,000	$948.40	$3.66	0.75%
Hypothetical**	$1,000	$1,021.31	$3.80	0.75%
Class Z
Actual	$1,000	$948.40	$3.71	0.76%
Hypothetical**	$1,000	$1,021.26	$3.85	0.76%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolios’ investments in affiliated/unaffiliated underlying portfolios, the Portfolios incur no direct expenses, but bear proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolios in an amount equal to the Portfolios’ pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolios’ total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2018 Annual Report	11

Portfolio Summary—September 30, 2018 (Unaudited)

Small Cap Core Portfolio
Sector Breakdown[1]
Financials	17.5%
Health Care	16.7%
Consumer Discretionary	14.7%
Industrials	14.0%
Information Technology	13.4%
Real Estate	6.6%
Energy	5.5%
Materials	4.8%
Consumer Staples	3.0%
Utilities	2.6%
Communication Services	1.2%

International Small Cap Portfolio
Sector Breakdown[1]		Country Breakdown[1]
Industrials	22.6%
Consumer Discretionary	12.2%
Information Technology	11.5%
Financials	10.4%
Consumer Staples	9.9%
Materials	7.6%
Energy	6.8%
Health Care	6.6%
Real Estate	6.2%
Communication Services	4.2%
Utilities	1.9%
Funds and Investment Trusts	0.1%

International Strategic Equities Portfolio
Sector Breakdown[1]		Country Breakdown[1]
Financials	17.7%
Consumer Discretionary	16.9%
Information Technology	10.7%
Energy	10.6%
Health Care	10.5%
Industrials	9.1%
Consumer Staples	8.5%
Communication Services	7.1%
Materials	4.1%
Real Estate	3.1%
Utilities	1.7%

1	All data are as of September 30, 2018. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the Small Cap Core, International Small Cap and International Strategic Equities Portfolios).

2	“Other” represents 10.3% in MSCI EM Index countries, 10.4% in MSCI EAFE Index countries and 0.3% in other emerging-market countries.

3	“Other” represents 4.2% in MSCI EM Index countries, 6.9% in MSCI EAFE Index countries and 3.6% in other emerging-market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

12	Bernstein Fund, Inc.

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

Small Cap Core Portfolio

September 30, 2018

Company	Shares	U.S. $ Value
COMMON STOCKS–99.1%
Financials–17.3%
Banks–8.3%
1st Source Corp.	28,510	$1,500,196
Bank of NT Butterfield & Son Ltd. (The)	121,330	6,292,174
Cathay General Bancorp	135,400	5,610,976
Community Trust Bancorp, Inc.	49,860	2,311,011
Eagle Bancorp, Inc.(a)	78,320	3,962,992
Enterprise Financial Services Corp.	19,650	1,042,433
FCB Financial Holdings, Inc.–Class A(a)	65,850	3,121,290
Fidelity Southern Corp.	28,980	718,124
First Citizens BancShares, Inc./NC–Class A	9,180	4,151,930
First Financial Corp./IN	49,810	2,500,462
Great Southern Bancorp, Inc.	41,730	2,309,755
Great Western Bancorp, Inc.	125,570	5,297,798
Guaranty Bancorp	34,300	1,018,710
Hancock Whitney Corp.	106,620	5,069,781
Hanmi Financial Corp.	99,610	2,480,289
Hope Bancorp, Inc.	83,770	1,354,561
International Bancshares Corp.	105,680	4,755,600
Republic Bancorp, Inc./KY–Class A	62,300	2,872,030
S&T Bancorp, Inc.	50,160	2,174,938
State Bank Financial Corp.	63,170	1,906,471
Synovus Financial Corp.	70,930	3,247,885
TCF Financial Corp.	127,000	3,023,870
Texas Capital Bancshares, Inc.(a)	39,530	3,267,154
Umpqua Holdings Corp.	159,300	3,313,440
Western Alliance Bancorp(a)	73,140	4,160,935
Wintrust Financial Corp.	41,720	3,543,697

		81,008,502

Capital Markets–1.1%
Blucora, Inc.(a)	39,210	1,578,203
Evercore, Inc.–Class A	24,710	2,484,591
Houlihan Lokey, Inc.	62,540	2,809,922
Stifel Financial Corp.	30,140	1,544,976
Waddell & Reed Financial, Inc.–Class A	95,900	2,031,162

		10,448,854

Consumer Finance–1.1%
Encore Capital Group, Inc.(a)	48,980	1,755,933
Green Dot Corp.–Class A(a)	58,290	5,177,318
Nelnet, Inc.–Class A	56,790	3,246,684

		10,179,935

Diversified Financial Services–0.3%
FGL Holdings(a)	225,790	2,020,820
Texas Pacific Land Trust	1,380	1,190,333

		3,211,153

Insurance–3.6%
Ambac Financial Group, Inc.(a)	102,920	2,101,626
American Equity Investment Life Holding Co.	121,884	4,309,818
Assured Guaranty Ltd.	121,590	$5,134,746
CNO Financial Group, Inc.	218,870	4,644,421
Employers Holdings, Inc.	34,140	1,546,542
First American Financial Corp.	60,090	3,100,043
Genworth Financial, Inc.–Class A(a)	499,650	2,083,541
Heritage Insurance Holdings, Inc.	84,400	1,250,808
National Western Life Group, Inc.–Class A	8,070	2,575,944
Primerica, Inc.	24,270	2,925,749
Third Point Reinsurance Ltd.(a)	105,660	1,373,580
Universal Insurance Holdings, Inc.	89,220	4,331,631

		35,378,449

Mortgage Real Estate Investment Trusts (REITs)–0.3%
AG Mortgage Investment Trust, Inc.	100,900	1,834,362
PennyMac Mortgage Investment Trust	55,170	1,116,641

		2,951,003

Thrifts & Mortgage Finance–2.6%
Axos Financial, Inc.(a)	63,440	2,181,702
BankUnited, Inc.	76,150	2,695,710
Essent Group Ltd.(a)	129,780	5,742,765
Federal Agricultural Mortgage Corp.–Class C	11,530	832,235
MGIC Investment Corp.(a)	600,600	7,993,986
NMI Holdings, Inc.–Class A(a)	93,310	2,113,471
Walker & Dunlop, Inc.	75,450	3,989,796

		25,549,665

		168,727,561

Health Care–16.5%
Biotechnology–5.4%
Adamas Pharmaceuticals, Inc.(a)	30,490	610,410
Aimmune Therapeutics, Inc.(a)	51,080	1,393,462
Array BioPharma, Inc.(a)	148,120	2,251,424
Ascendis Pharma A/S (Sponsored ADR)(a)	14,200	1,006,212
Audentes Therapeutics, Inc.(a)	45,140	1,787,093
BeiGene Ltd. (Sponsored ADR)(a)	4,980	857,656
Biohaven Pharmaceutical Holding Co., Ltd.(a)	27,110	1,017,981
Blueprint Medicines Corp.(a)	33,500	2,615,010
Clovis Oncology, Inc.(a)	12,260	360,076
CytomX Therapeutics, Inc.(a)	44,670	826,395
Deciphera Pharmaceuticals, Inc.(a)	43,470	1,683,158
Eagle Pharmaceuticals, Inc./DE(a)	23,160	1,605,683
Emergent BioSolutions, Inc.(a)	55,130	3,629,208
Enanta Pharmaceuticals, Inc.(a)	17,890	1,528,879
Exact Sciences Corp.(a)	27,720	2,187,662
Halozyme Therapeutics, Inc.(a)	100,390	1,824,086
Ligand Pharmaceuticals, Inc.(a)	16,200	4,446,738
Loxo Oncology, Inc.(a)	19,963	3,410,279
Madrigal Pharmaceuticals, Inc.(a)	8,900	1,905,757
Myriad Genetics, Inc.(a)	69,210	3,183,660
Neurocrine Biosciences, Inc.(a)	14,340	1,763,103
Pieris Pharmaceuticals, Inc.(a)	112,280	628,768
REGENXBIO, Inc.(a)	31,620	2,387,310
Retrophin, Inc.(a)	59,190	1,700,529
Sarepta Therapeutics, Inc.(a)	7,090	1,145,106
Spark Therapeutics, Inc.(a)	28,220	1,539,401

2018 Annual Report	13

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Ultragenyx Pharmaceutical, Inc.(a)	35,380	$2,700,909
Vanda Pharmaceuticals, Inc.(a)	96,050	2,204,348

		52,200,303

Health Care Equipment & Supplies–4.7%
AngioDynamics, Inc.(a)	36,070	784,162
Atrion Corp.	5,010	3,480,948
Avanos Medical, Inc.(a)	31,310	2,144,735
AxoGen, Inc.(a)	17,240	635,294
Cantel Medical Corp.	10,420	959,265
CONMED Corp.	23,490	1,860,878
Globus Medical, Inc.–Class A(a)	91,500	5,193,540
Haemonetics Corp.(a)	44,150	5,058,707
ICU Medical, Inc.(a)	6,310	1,784,153
Inogen, Inc.(a)	5,750	1,403,690
Integer Holdings Corp.(a)	38,250	3,172,837
iRhythm Technologies, Inc.(a)	15,870	1,502,254
LivaNova PLC(a)	25,440	3,153,797
Masimo Corp.(a)	23,170	2,885,592
Merit Medical Systems, Inc.(a)	36,550	2,245,997
Neogen Corp.(a)	34,230	2,448,472
OraSure Technologies, Inc.(a)	42,920	663,114
Orthofix Medical, Inc.(a)	56,850	3,286,498
Penumbra, Inc.(a)	11,980	1,793,406
Tactile Systems Technology, Inc.(a)	24,990	1,775,540

		46,232,879

Health Care Providers & Services–2.8%
Addus HomeCare Corp.(a)	37,790	2,650,968
Amedisys, Inc.(a)	33,310	4,162,418
AMN Healthcare Services, Inc.(a)	62,110	3,397,417
Chemed Corp.	9,310	2,975,290
Diplomat Pharmacy, Inc.(a)	51,350	996,704
LHC Group, Inc.(a)	24,710	2,544,883
Molina Healthcare, Inc.(a)	21,190	3,150,953
RadNet, Inc.(a)	85,130	1,281,206
Tivity Health, Inc.(a)	27,960	898,914
WellCare Health Plans, Inc.(a)	14,980	4,800,940

		26,859,693

Health Care Technology–0.3%
HealthStream, Inc.	62,500	1,938,125
Medidata Solutions, Inc.(a)	17,540	1,285,857

		3,223,982

Life Sciences Tools & Services–0.5%
Cambrex Corp.(a)	8,320	569,088
ICON PLC(a)	16,830	2,587,612
PRA Health Sciences, Inc.(a)	19,650	2,165,234

		5,321,934

Pharmaceuticals–2.8%
Aerie Pharmaceuticals, Inc.(a)	30,140	1,855,117
Amphastar Pharmaceuticals, Inc.(a)	78,500	1,510,340
Catalent, Inc.(a)	46,330	2,110,331
Corcept Therapeutics, Inc.(a)	93,870	1,316,057
Endo International PLC(a)	168,900	2,842,587
GW Pharmaceuticals PLC (Sponsored ADR)(a)	6,800	1,174,632
Horizon Pharma PLC(a)	154,510	$3,025,306
Innoviva, Inc.(a)	120,540	1,837,030
Intersect ENT, Inc.(a)	21,640	622,150
Lannett Co., Inc.(a)	42,250	200,688
Mallinckrodt PLC(a)	99,910	2,928,362
MyoKardia, Inc.(a)	27,060	1,764,312
Phibro Animal Health Corp.–Class A	40,670	1,744,743
Revance Therapeutics, Inc.(a)	63,360	1,574,496
Supernus Pharmaceuticals, Inc.(a)	57,920	2,916,272

		27,422,423

		161,261,214

Consumer Discretionary–14.5%
Auto Components–0.7%
Cooper-Standard Holdings, Inc.(a)	21,440	2,572,371
Stoneridge, Inc.(a)	57,930	1,721,680
Tower International, Inc.	102,240	3,092,760

		7,386,811

Automobiles–0.5%
Thor Industries, Inc.	32,790	2,744,523
Winnebago Industries, Inc.	62,370	2,067,565

		4,812,088

Diversified Consumer Services–2.1%
Adtalem Global Education, Inc.(a)	85,960	4,143,272
Grand Canyon Education, Inc.(a)	16,780	1,892,784
Hillenbrand, Inc.	111,770	5,845,571
K12, Inc.(a)	138,510	2,451,627
Sotheby’s(a)	17,460	858,857
Strategic Education, Inc.	29,627	4,059,788
Weight Watchers International, Inc.(a)	22,230	1,600,338

		20,852,237

Hotels, Restaurants & Leisure–3.1%
Bloomin’ Brands, Inc.	159,570	3,157,890
Brinker International, Inc.	60,540	2,829,034
Churchill Downs, Inc.	6,500	1,805,050
Denny’s Corp.(a)	197,090	2,901,165
Hilton Grand Vacations, Inc.(a)	79,490	2,631,119
Penn National Gaming, Inc.(a)	159,610	5,254,361
Pinnacle Entertainment, Inc.(a)	62,880	2,118,427
Ruth’s Hospitality Group, Inc.	110,700	3,492,585
Texas Roadhouse, Inc.–Class A	41,740	2,892,165
Wingstop, Inc.	49,180	3,357,519

		30,439,315

Household Durables–0.8%
Beazer Homes USA, Inc.(a)	105,030	1,102,815
Helen of Troy Ltd.(a)	28,560	3,738,504
TopBuild Corp.(a)	46,280	2,629,630

		7,470,949

Internet & Direct Marketing Retail–1.8%
Etsy, Inc.(a)	84,030	4,317,461
GrubHub, Inc.(a)	17,030	2,360,699
Nutrisystem, Inc.	113,530	4,206,287

14	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Shutterstock, Inc.	19,130	$1,044,115
Stamps.com, Inc.(a)	25,420	5,750,004

		17,678,566

Leisure Products–0.4%
MCBC Holdings, Inc.(a)	47,250	1,695,330
Sturm Ruger & Co., Inc.	39,270	2,711,593

		4,406,923

Multiline Retail–1.0%
Big Lots, Inc.	66,350	2,772,767
Dillard’s, Inc.–Class A	24,960	1,905,446
Ollie’s Bargain Outlet Holdings, Inc.(a)	49,400	4,747,340

		9,425,553

Specialty Retail–2.7%
Abercrombie & Fitch Co.–Class A	74,690	1,577,453
American Eagle Outfitters, Inc.	70,380	1,747,535
Chico’s FAS, Inc.	162,240	1,406,621
Children’s Place, Inc. (The)	21,470	2,743,866
Citi Trends, Inc.	54,500	1,567,965
Five Below, Inc.(a)	35,470	4,613,228
RH(a)	18,930	2,480,019
Signet Jewelers Ltd.	71,640	4,723,225
Sleep Number Corp.(a)	78,630	2,892,012
Tailored Brands, Inc.	87,440	2,202,614

		25,954,538

Textiles, Apparel & Luxury Goods–1.4%
Deckers Outdoor Corp.(a)	41,500	4,921,070
Fossil Group, Inc.(a)	33,400	777,552
G-III Apparel Group Ltd.(a)	72,410	3,489,438
Vera Bradley, Inc.(a)	102,460	1,563,540
Wolverine World Wide, Inc.	64,970	2,537,078

		13,288,678

		141,715,658

Industrials–13.8%
Aerospace & Defense–0.5%
Curtiss-Wright Corp.	24,290	3,337,932
Vectrus, Inc.(a)	39,260	1,224,519

		4,562,451

Air Freight & Logistics–0.4%
Echo Global Logistics, Inc.(a)	56,130	1,737,224
Forward Air Corp.	20,910	1,499,247
XPO Logistics, Inc.(a)	9,630	1,099,457

		4,335,928

Airlines–0.5%
Hawaiian Holdings, Inc.	85,870	3,443,387
SkyWest, Inc.	22,280	1,312,292

		4,755,679

Building Products–1.6%
Builders FirstSource, Inc.(a)	275,030	4,037,440
Continental Building Products, Inc.(a)	105,580	3,964,529
NCI Building Systems, Inc.(a)	170,670	$2,585,651
Patrick Industries, Inc.(a)	30,130	1,783,696
Trex Co., Inc.(a)	49,090	3,778,948

		16,150,264

Commercial Services & Supplies–1.6%
ACCO Brands Corp.	330,650	3,736,345
Brady Corp.–Class A	24,190	1,058,313
Casella Waste Systems, Inc.–Class A(a)	54,490	1,692,459
Deluxe Corp.	32,510	1,851,120
Ennis, Inc.	55,600	1,137,020
Kimball International, Inc.–Class B	72,300	1,211,025
Quad/Graphics, Inc.	73,810	1,538,200
SP Plus Corp.(a)	46,320	1,690,680
Steelcase, Inc.–Class A	68,860	1,273,910

		15,189,072

Construction & Engineering–1.9%
Comfort Systems USA, Inc.	48,130	2,714,532
EMCOR Group, Inc.	64,880	4,873,137
MasTec, Inc.(a)	26,120	1,166,258
Primoris Services Corp.	175,078	4,345,436
Quanta Services, Inc.(a)	74,990	2,503,166
Tutor Perini Corp.(a)	162,310	3,051,428

		18,653,957

Electrical Equipment–1.1%
Atkore International Group, Inc.(a)	164,930	4,375,593
EnerSys	25,000	2,178,250
Generac Holdings, Inc.(a)	69,010	3,892,854

		10,446,697

Machinery–2.1%
Alamo Group, Inc.	12,480	1,143,293
Barnes Group, Inc.	27,900	1,981,737
Global Brass & Copper Holdings, Inc.	78,290	2,888,901
Greenbrier Cos., Inc. (The)	43,470	2,612,547
Harsco Corp.(a)	65,460	1,868,883
Hyster-Yale Materials Handling, Inc.	26,040	1,602,241
Kadant, Inc.	15,670	1,690,009
Meritor, Inc.(a)	213,170	4,126,971
Wabash National Corp.	160,090	2,918,441

		20,833,023

Professional Services–2.3%
ASGN, Inc.(a)	48,860	3,856,520
Barrett Business Services, Inc.	39,120	2,612,434
FTI Consulting, Inc.(a)	46,580	3,409,190
ICF International, Inc.	36,420	2,747,889
Insperity, Inc.	38,500	4,541,075
Kforce, Inc.	36,740	1,381,424
TriNet Group, Inc.(a)	24,360	1,371,955
TrueBlue, Inc.(a)	91,970	2,395,818

		22,316,305

Road & Rail–0.5%
ArcBest Corp.	40,470	1,964,819
Knight-Swift Transportation Holdings, Inc.	23,457	808,797
Saia, Inc.(a)	24,240	1,853,148

		4,626,764

2018 Annual Report	15

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Trading Companies & Distributors–1.3%
Applied Industrial Technologies, Inc.	42,590	$3,332,667
BMC Stock Holdings, Inc.(a)	161,850	3,018,503
GMS, Inc.(a)	110,750	2,569,400
Rush Enterprises, Inc.–Class A	57,130	2,245,780
Titan Machinery, Inc.(a)	117,280	1,816,081

		12,982,431

		134,852,571

Information Technology–13.3%
Communications Equipment–1.6%
Ciena Corp.(a)	158,560	4,953,415
Comtech Telecommunications Corp.	64,130	2,325,995
Finisar Corp.(a)	108,500	2,066,925
InterDigital, Inc./PA	50,630	4,050,400
Ubiquiti Networks, Inc.	25,690	2,539,713

		15,936,448

Electronic Equipment, Instruments & Components–2.9%
Anixter International, Inc.(a)	35,630	2,504,789
ePlus, Inc.(a)	38,230	3,543,921
II-VI, Inc.(a)	13,820	653,686
Insight Enterprises, Inc.(a)	32,760	1,771,988
Jabil, Inc.	117,260	3,175,401
Littelfuse, Inc.	13,240	2,620,063
Novanta, Inc.(a)	15,470	1,058,148
PC Connection, Inc.	30,380	1,181,478
Sanmina Corp.(a)	110,400	3,047,040
SYNNEX Corp.	37,990	3,217,753
Tech Data Corp.(a)	39,510	2,827,731
TTM Technologies, Inc.(a)	135,160	2,150,396

		27,752,394

IT Services–2.9%
Booz Allen Hamilton Holding Corp.	64,020	3,177,313
CACI International, Inc.–Class A(a)	29,200	5,377,180
Convergys Corp.	127,640	3,030,174
Genpact Ltd.	41,160	1,259,908
ManTech International Corp./VA–Class A	47,690	3,018,777
MAXIMUS, Inc.	69,390	4,514,513
Perficient, Inc.(a)	127,920	3,409,068
Science Applications International Corp.	26,943	2,171,606
WNS Holdings Ltd. (ADR)(a)	40,990	2,080,242

		28,038,781

Semiconductors & Semiconductor Equipment–1.9%
Cabot Microelectronics Corp.	16,000	1,650,720
Cirrus Logic, Inc.(a)	108,590	4,191,574
Cypress Semiconductor Corp.	125,670	1,820,958
Kulicke & Soffa Industries, Inc.	126,070	3,005,509
MKS Instruments, Inc.	14,870	1,191,830
Monolithic Power Systems, Inc.	14,670	1,841,525
Semtech Corp.(a)	41,800	2,324,080
Silicon Laboratories, Inc.(a)	22,280	2,045,304
SMART Global Holdings, Inc.(a)	29,740	854,728

		18,926,228

Software–3.9%
Appfolio, Inc.–Class A(a)	31,080	$2,436,672
Aspen Technology, Inc.(a)	26,920	3,066,457
Blackbaud, Inc.	10,680	1,083,806
Bottomline Technologies DE, Inc.(a)	45,180	3,285,038
Envestnet, Inc.(a)	20,570	1,253,742
Fair Isaac Corp.(a)	13,010	2,973,436
j2 Global, Inc.	58,990	4,887,321
New Relic, Inc.(a)	43,750	4,122,562
Nutanix, Inc.–Class A(a)	28,220	1,205,558
Paycom Software, Inc.(a)	7,520	1,168,683
Pegasystems, Inc.	39,350	2,463,310
Progress Software Corp.	69,540	2,454,067
Trade Desk, Inc. (The)–Class A(a)	31,580	4,765,738
Verint Systems, Inc.(a)	62,740	3,143,274

		38,309,664

Technology Hardware, Storage & Peripherals–0.1%
NCR Corp.(a)	29,150	828,152

		129,791,667

Real Estate–6.6%
Equity Real Estate Investment Trusts (REITs)–5.7%
CareTrust REIT, Inc.	92,740	1,642,425
Chesapeake Lodging Trust	55,160	1,768,981
CoreCivic, Inc.	56,930	1,385,107
CorEnergy Infrastructure Trust, Inc.	63,460	2,384,827
CoreSite Realty Corp.	26,520	2,947,433
Cousins Properties, Inc.	229,010	2,035,899
CubeSmart	88,920	2,536,888
First Industrial Realty Trust, Inc.	77,170	2,423,138
InfraREIT, Inc.	122,480	2,590,452
iStar, Inc.	235,370	2,629,083
MedEquities Realty Trust, Inc.	106,952	1,039,573
Monmouth Real Estate Investment Corp.–Class A	94,465	1,579,455
National Health Investors, Inc.	27,060	2,045,465
National Storage Affiliates Trust	91,000	2,315,040
Pebblebrook Hotel Trust	60,310	2,193,475
PotlatchDeltic Corp.	38,090	1,559,785
Ryman Hospitality Properties, Inc.	52,480	4,522,202
Sabra Health Care REIT, Inc.	142,560	3,295,987
Select Income REIT	64,960	1,425,222
STAG Industrial, Inc.	128,600	3,536,500
Summit Hotel Properties, Inc.	141,660	1,916,660
Sun Communities, Inc.	4,670	474,192
Sunstone Hotel Investors, Inc.	171,000	2,797,560
Xenia Hotels & Resorts, Inc.	167,580	3,971,646

		55,016,995

Real Estate Management & Development–0.9%
Marcus & Millichap, Inc.(a)	95,580	3,317,582
RE/MAX Holdings, Inc.–Class A	43,430	1,926,120
RMR Group, Inc. (The)–Class A	38,380	3,561,664

		8,805,366

		63,822,361

16	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Energy–5.4%
Energy Equipment & Services–1.7%
Archrock, Inc.	134,880	$1,645,536
Cactus, Inc.–Class A(a)	65,230	2,497,004
Mammoth Energy Services, Inc.	105,430	3,068,013
Matrix Service Co.(a)	125,900	3,103,435
McDermott International, Inc.(a)	74,364	1,370,529
ProPetro Holding Corp.(a)	215,710	3,557,058
RPC, Inc.	109,500	1,695,060

		16,936,635

Oil, Gas & Consumable Fuels–3.7%
Arch Coal, Inc.	38,740	3,463,356
CONSOL Energy, Inc.(a)	58,630	2,392,690
CVR Energy, Inc.	84,390	3,394,166
Delek US Holdings, Inc.	104,440	4,431,389
HollyFrontier Corp.	28,470	1,990,053
Matador Resources Co.(a)	101,930	3,368,787
Par Pacific Holdings, Inc.(a)	39,830	812,532
Peabody Energy Corp.	114,080	4,065,811
Penn Virginia Corp.(a)	23,010	1,853,225
QEP Resources, Inc.(a)	184,720	2,091,030
REX American Resources Corp.(a)	25,250	1,907,638
SM Energy Co.	61,590	1,941,933
SRC Energy, Inc.(a)	256,830	2,283,219
W&T Offshore, Inc.(a)	193,180	1,862,255

		35,858,084

		52,794,719

Materials–4.8%
Chemicals–2.0%
Huntsman Corp.	46,860	1,275,998
Ingevity Corp.(a)	33,400	3,402,792
KMG Chemicals, Inc.	18,180	1,373,681
Kronos Worldwide, Inc.	81,810	1,329,412
Orion Engineered Carbons SA	94,830	3,044,043
Rayonier Advanced Materials, Inc.	106,120	1,955,791
Stepan Co.	7,770	676,068
Trinseo SA	83,980	6,575,634

		19,633,419

Construction Materials–0.2%
Summit Materials, Inc.–Class A(a)	109,050	1,982,529

Containers & Packaging–0.2%
Graphic Packaging Holding Co.	140,450	1,967,705

Metals & Mining–1.2%
Cleveland-Cliffs, Inc.(a)	276,420	3,499,477
Commercial Metals Co.	121,270	2,488,461
Schnitzer Steel Industries, Inc.–Class A	29,417	795,730
Warrior Met Coal, Inc.	166,300	4,496,752

		11,280,420

Paper & Forest Products–1.2%
Boise Cascade Co.	66,680	2,453,824
Louisiana-Pacific Corp.	199,390	5,281,841
Verso Corp.(a)	124,000	$4,175,080

		11,910,745

		46,774,818

Consumer Staples–3.0%
Beverages–0.5%
Boston Beer Co., Inc. (The)–Class A(a)	10,120	2,909,500
National Beverage Corp.(a)	18,920	2,206,450

		5,115,950

Food & Staples Retailing–0.4%
SpartanNash Co.	41,120	824,867
United Natural Foods, Inc.(a)	33,020	988,949
US Foods Holding Corp.(a)	57,480	1,771,534

		3,585,350

Food Products–1.2%
Cal-Maine Foods, Inc.	27,070	1,307,481
Fresh Del Monte Produce, Inc.	35,400	1,199,706
John B Sanfilippo & Son, Inc.	32,900	2,348,402
Nomad Foods Ltd.(a)	209,360	4,241,634
Sanderson Farms, Inc.	22,420	2,317,555

		11,414,778

Household Products–0.2%
Central Garden & Pet Co.–Class A(a)	59,880	1,984,423

Personal Products–0.7%
Medifast, Inc.	13,280	2,942,184
USANA Health Sciences, Inc.(a)	30,170	3,636,994

		6,579,178

		28,679,679

Utilities–2.6%
Electric Utilities–1.4%
ALLETE, Inc.	41,450	3,109,165
Otter Tail Corp.	30,120	1,442,748
PNM Resources, Inc.	108,730	4,289,398
Portland General Electric Co.	94,520	4,311,057

		13,152,368

Gas Utilities–0.6%
Chesapeake Utilities Corp.	19,770	1,658,703
New Jersey Resources Corp.	27,260	1,256,686
ONE Gas, Inc.	25,190	2,072,633
Southwest Gas Holdings, Inc.	16,127	1,274,517

		6,262,539

Independent Power and Renewable Electricity Producers–0.5%
Ormat Technologies, Inc.	40,610	2,197,407
Vistra Energy Corp.(a)	115,214	2,866,524

		5,063,931

Multi-Utilities–0.1%
NorthWestern Corp.	19,030	1,116,300

		25,595,138

2018 Annual Report	17

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Communication Services–1.3%
Diversified Telecommunication Services–0.5%
Vonage Holdings Corp.(a)	345,370	$4,890,439

Entertainment–0.2%
MSG Networks, Inc.(a)	71,180	1,836,444

Interactive Media & Services–0.1%
Care.com, Inc.(a)	45,450	1,004,900

Media–0.5%
Entravision Communications Corp.–Class A	449,140	2,200,786
Nexstar Media Group, Inc.–Class A	31,700	2,580,380

		4,781,166

		12,512,949

Total Common Stocks (cost $820,159,899)		966,528,335

SHORT-TERM INVESTMENTS–0.6%
Investment Companies–0.6%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio–Class AB, 1.98%(b)(c)(d) (cost $5,289,174)	5,289,174	$5,289,174

Total Investments—99.7% (cost $825,449,073)		971,817,509

Other assets less liabilities—0.3%		3,221,836

Net Assets—100.0%		$975,039,345

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at September 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Russell 2000 E Mini Futures	238	December 2018	USD	12	$20,342,222	$20,239,520	$(102,702)

(a)	Non-income producing security.
(b)	Affiliated investments.
(c)	The rate shown represents the 7-day yield as of period end.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

18	Bernstein Fund, Inc.

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

International Small Cap Portfolio

September 30, 2018

Company	Shares	U.S. $ Value
COMMON STOCKS–95.3%
Industrials–21.5%
Aerospace & Defense–2.5%
Embraer SA	1,817,000	$8,921,794
Saab AB–Class B	269,708	13,563,409
Senior PLC	2,614,284	10,624,541

		33,109,744

Air Freight & Logistics–0.5%
bpost SA	91,660	1,487,461
Oesterreichische Post AG	66,277	2,771,097
Panalpina Welttransport Holding AG	20,050	2,914,875

		7,173,433

Airlines–0.7%
Aeroflot PJSC (GDR)(a)	131,320	1,076,432
Air New Zealand Ltd.	1,337,200	2,739,757
Qantas Airways Ltd.	1,190,500	5,074,210

		8,890,399

Commercial Services & Supplies–3.1%
Befesa SA(a)(b)	166,039	8,607,612
Biffa PLC(a)	2,334,460	7,667,694
Kokuyo Co., Ltd.	539,446	9,714,240
Rentokil Initial PLC	2,929,433	12,135,839
Transcontinental, Inc.–Class A	128,140	2,271,827

		40,397,212

Construction & Engineering–2.6%
Burkhalter Holding AG	30,180	2,387,087
Daiho Corp.	108,200	3,067,032
FLSmidth & Co. A/S	147,906	9,197,189
Galliford Try PLC	227,210	2,988,086
Koninklijke Volkerwessels NV	128,460	2,699,589
Kyudenko Corp.	143,331	5,688,214
Mirait Holdings Corp.	112,700	1,943,497
Wilson Bayly Holmes-Ovcon Ltd.	245,403	2,665,181
Yurtec Corp.	360,900	3,025,828

		33,661,703

Electrical Equipment–1.8%
HEG Ltd.	47,860	2,213,836
Signify NV(a)	388,891	10,066,384
TKH Group NV	196,053	11,044,722

		23,324,942

Industrial Conglomerates–1.5%
Mytilineos Holdings SA	685,222	6,803,614
Rheinmetall AG	118,765	12,414,507

		19,218,121

Machinery–5.4%
ATS Automation Tooling Systems, Inc.(b)	622,666	$11,579,327
Biesse SpA	79,544	2,822,506
Bodycote PLC	593,472	7,000,025
Deutz AG	1,003,833	8,929,584
Glory Ltd.	208,348	5,087,798
IHI Corp.	320,486	12,142,020
IMA Industria Macchine Automatiche SpA	35,253	2,948,757
Komax Holding AG	9,003	2,905,801
Makino Milling Machine Co., Ltd.	159,100	6,792,682
Nabtesco Corp.	210,607	5,599,627
Rational AG	4,051	2,932,525
Syncmold Enterprise Corp.	1,205,000	2,261,156

		71,001,808

Professional Services–2.3%
Amadeus Fire AG	24,600	2,786,351
Intertrust NV(a)	450,617	8,338,373
L&T Technology Services Ltd.(a)	184,102	4,419,057
NICE Information Service Co., Ltd.	276,020	2,561,494
TeamLease Services Ltd.(b)	24,880	866,169
Teleperformance	57,640	10,874,066

		29,845,510

Road & Rail–0.1%
VRL Logistics Ltd.(b)	559,000	2,059,496

Trading Companies & Distributors–1.0%
Daiichi Jitsugyo Co., Ltd.	46,200	1,589,812
Howden Joinery Group PLC	512,030	3,126,832
Inaba Denki Sangyo Co., Ltd.	63,800	2,817,061
SIG PLC	1,761,380	2,910,013
Yuasa Trading Co., Ltd.	79,600	2,858,073

		13,301,791

		281,984,159

Consumer Discretionary–11.7%
Auto Components–3.5%
Aisan Industry Co., Ltd.	148,500	1,291,224
Apollo Tyres Ltd.	2,333,280	6,800,029
Hankook Tire Co., Ltd.	263,448	11,893,196
Kasai Kogyo Co., Ltd.	211,200	2,208,270
NGK Spark Plug Co., Ltd.	411,194	11,986,135
Tianneng Power International Ltd.	1,834,000	1,621,287
Toyo Tire & Rubber Co., Ltd.	515,694	9,295,535

		45,095,676

Hotels, Restaurants & Leisure–2.2%
888 Holdings PLC	954,580	2,478,298
Bloomberry Resorts Corp.	48,303,694	7,838,122
LeoVegas AB(a)	112,980	765,043
Melco International Development Ltd.	294,000	585,285
Recipe Unlimited Corp.	128,130	2,885,690
Round One Corp.	129,800	1,719,365
Sushiro Global Holdings Ltd.	201,420	11,927,287

		28,199,090

2018 Annual Report	19

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Household Durables–0.4%
Dorel Industries, Inc.–Class B	143,590	$2,544,633
Haseko Corp.	235,400	3,057,356

		5,601,989

Internet & Direct Marketing Retail–0.2%
Moneysupermarket.com Group PLC	811,418	2,952,544

Leisure Products–2.0%
Amer Sports Oyj(b)	332,130	13,572,076
Games Workshop Group PLC	65,760	3,244,243
Spin Master Corp.(a)(b)	228,548	9,063,003

		25,879,322

Specialty Retail–2.0%
EDION Corp.	939,391	10,503,422
Geo Holdings Corp.	158,700	2,399,930
Giordano International Ltd.	4,466,000	2,239,143
Halfords Group PLC	673,991	2,779,927
Kohnan Shoji Co., Ltd.	29,100	735,847
Mobilezone Holding AG	89,810	1,060,931
Senao International Co., Ltd.	1,251,000	1,664,061
Super Retail Group Ltd.	398,540	2,554,069
T-Gaia Corp.	105,900	2,765,789

		26,703,119

Textiles, Apparel & Luxury Goods–1.4%
China Lilang Ltd.	2,001,000	1,868,445
Geox SpA	1,073,610	2,699,987
HUGO BOSS AG	147,617	11,356,930
LF Corp.	98,020	2,301,963
Li Ning Co., Ltd.(b)	11,000	10,410

		18,237,735

		152,669,475

Information Technology–11.0%
Communications Equipment–0.2%
VTech Holdings Ltd.	249,800	2,883,332

Electronic Equipment, Instruments & Components–2.5%
AT&S Austria Technologie & Systemtechnik AG	239,772	5,534,895
Chilisin Electronics Corp.	1,149,000	3,521,459
Compeq Manufacturing Co., Ltd.	5,637,000	4,445,990
CONEXIO Corp.	149,000	2,745,191
Egis Technology, Inc.	199,000	720,634
Electrocomponents PLC	330,330	3,090,268
Inficon Holding AG(b)	5,850	2,988,648
Kaga Electronics Co., Ltd.	56,100	1,168,381
Nissha Co., Ltd.	266,591	5,197,708
Ryoyo Electro Corp.	171,800	2,656,034
Test Research, Inc.	678,000	1,073,717

		33,142,925

IT Services–3.3%
Altran Technologies SA	840,640	7,290,152
CANCOM SE	59,820	2,699,313
Computacenter PLC	153,430	$2,530,075
Global Dominion Access SA(a)(b)	482,210	2,932,834
Larsen & Toubro Infotech Ltd.(a)	108,460	2,918,402
NEC Networks & System Integration Corp.	123,300	2,859,430
NET One Systems Co., Ltd.	74,700	1,793,400
Nihon Unisys Ltd.	666,039	17,180,317
Softcat PLC	267,050	2,769,552

		42,973,475

Semiconductors & Semiconductor Equipment–3.2%
ASPEED Technology, Inc.	41,000	819,006
BE Semiconductor Industries NV	64,924	1,369,987
Hua Hong Semiconductor Ltd.(a)	2,226,000	4,771,910
Koh Young Technology, Inc.	29,160	2,868,691
Macronix International	5,236,007	4,362,127
Melexis NV	33,610	2,601,735
Realtek Semiconductor Corp.	1,486,000	6,622,008
Siltronic AG	89,177	10,905,500
SUMCO Corp.	460,206	6,704,102

		41,025,066

Software–0.4%
Com2uSCorp	17,070	2,255,090
Enghouse Systems Ltd.	48,060	3,053,679

		5,308,769

Technology Hardware, Storage & Peripherals–1.4%
Aten International Co., Ltd.	954,000	2,555,530
Gigabyte Technology Co., Ltd.	1,293,000	2,040,090
Logitech International SA	76,770	3,443,076
Neopost SA	107,690	3,273,378
Primax Electronics Ltd.	2,140,000	3,420,106
Riso Kagaku Corp.	119,300	2,883,677
Roland DG Corp.	35,300	853,640

		18,469,497

		143,803,064

Financials–9.9%
Banks–4.2%
77 Bank Ltd. (The)	181,774	4,319,811
Bank Pembangunan Daerah Jawa Timur Tbk PT	62,800,500	2,739,590
Israel Discount Bank Ltd.–Class A	2,811,447	9,360,714
Kiatnakin Bank PCL	1,103,400	2,568,154
Miyazaki Bank Ltd. (The)	90,600	2,654,770
Norwegian Finans Holding ASA(b)	222,840	2,723,519
Shikoku Bank Ltd. (The)	140,800	1,719,234
Spar Nord Bank A/S	292,770	2,714,959
SpareBank 1 Nord Norge	359,790	3,048,769
SpareBank 1 SMN	275,420	3,076,794
SpareBank 1 SR-Bank ASA	658,431	8,008,133
TOMONY Holdings, Inc.	314,300	1,341,753
Towa Bank Ltd. (The)	271,100	2,519,649
Unicaja Banco SA(a)	4,938,721	8,046,422

		54,842,271

20	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Capital Markets–2.5%
Burford Capital Ltd.	534,064	$13,516,687
Euronext NV(a)	50,552	3,321,534
Gluskin Sheff & Associates, Inc.	213,526	2,466,464
IG Group Holdings PLC	280,440	2,311,896
Intermediate Capital Group PLC	667,586	9,468,569
Kyokuto Securities Co., Ltd.	90,300	1,149,133

		32,234,283

Consumer Finance–0.4%
Jaccs Co., Ltd.	126,500	2,675,295
Sun Hung Kai & Co., Ltd.	4,506,000	2,304,105

		4,979,400

Diversified Financial Services–0.2%
KBC Ancora	56,060	2,847,633

Insurance–1.3%
ASR Nederland NV	240,323	11,455,227
IDI Insurance Co., Ltd.	44,900	2,765,395
Saga PLC	1,767,390	3,008,535

		17,229,157

Thrifts & Mortgage Finance–1.3%
Aareal Bank AG	134,476	5,607,178
Charter Court Financial Services Group PLC(a)	631,330	2,754,988
Deutsche Pfandbriefbank AG(a)	208,990	3,124,105
Genworth MI Canada, Inc.	89,501	2,951,146
OneSavings Bank PLC	546,120	2,890,334

		17,327,751

		129,460,495

Consumer Staples–9.5%
Beverages–1.2%
Carlsberg Brewery Malaysia Bhd	577,400	2,790,383
Fevertree Drinks PLC	73,590	3,457,607
Royal Unibrew A/S	107,520	8,850,537

		15,098,527

Food & Staples Retailing–1.5%
Arcs Co., Ltd.	106,600	2,890,208
Axfood AB	156,200	2,923,668
cocokara fine, Inc.	183,477	11,769,899
Rami Levy Chain Stores Hashikma Marketing 206 Ltd.	56,690	2,675,106

		20,258,881

Food Products–4.6%
Astral Foods Ltd.	157,390	2,744,399
Bakkafrost P/F	53,650	3,272,887
Costa Group Holdings Ltd.	460,770	2,373,069
Feed One Co., Ltd.	1,348,900	2,516,827
Health & Happiness H&H International Holdings Ltd.(b)	1,522,700	9,176,061
Morinaga Milk Industry Co., Ltd.	208,924	5,675,749
Nichirei Corp.	416,039	$11,037,510
Samyang Foods Co., Ltd.	71,623	5,023,683
Showa Sangyo Co., Ltd.	58,400	1,505,299
Uni-President China Holdings Ltd.	9,082,000	9,666,409
Yihai International Holding Ltd.	3,349,000	7,593,651

		60,585,544

Personal Products–1.7%
TCI Co., Ltd.	1,369,921	22,023,258

Tobacco–0.5%
Scandinavian Tobacco Group A/S(a)	419,316	6,430,526

		124,396,736

Materials–7.2%
Chemicals–0.6%
China General Plastics Corp.	1,374,627	1,147,492
Huchems Fine Chemical Corp.	41,234	927,305
Nantex Industry Co., Ltd.	2,734,597	2,628,529
Ube Industries Ltd.	116,900	3,180,462

		7,883,788

Construction Materials–1.5%
Buzzi Unicem SpA	355,121	7,363,546
CSR Ltd.	2,596,979	7,074,833
Ibstock PLC(a)	1,777,587	5,458,124

		19,896,503

Containers & Packaging–0.7%
BillerudKorsnas AB	708,932	9,149,552

Metals & Mining–3.5%
Gerdau SA (Preference Shares)	1,531,571	6,519,099
Granges AB	241,462	2,875,510
Lundin Mining Corp.	1,218,043	6,450,210
Nippon Light Metal Holdings Co., Ltd.	525,700	1,174,752
Northern Star Resources Ltd.	602,370	3,616,354
OZ Minerals Ltd.	1,294,358	8,725,450
Sims Metal Management Ltd.	274,962	2,513,241
St Barbara Ltd.	989,870	2,498,631
Western Areas Ltd.	1,934,055	3,718,172
Yamato Kogyo Co., Ltd.	268,883	8,338,390

		46,429,809

Paper & Forest Products–0.9%
Canfor Corp.(b)	131,020	2,442,582
Canfor Pulp Products, Inc.	134,540	2,547,787
Nippon Paper Industries Co., Ltd.	81,000	1,490,645
Norbord, Inc.	72,450	2,400,697
Western Forest Products, Inc.	1,576,350	2,575,077

		11,456,788

		94,816,440

Energy–6.5%
Energy Equipment & Services–0.2%
Aker Solutions ASA(a)(b)	428,430	3,047,370

2018 Annual Report	21

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Oil, Gas & Consumable Fuels–6.3%
Aker BP ASA	242,693	$10,276,410
Beach Energy Ltd.	5,972,183	9,245,892
Bukit Asam Tbk PT	9,751,500	2,824,426
Esso Thailand PCL	2,660,400	1,283,672
Gran Tierra Energy, Inc.(b)	1,811,265	6,899,256
Indo Tambangraya Megah Tbk PT	1,400,500	2,429,533
Itochu Enex Co., Ltd.	289,700	2,929,941
Motor Oil Hellas Corinth Refineries SA	485,124	12,673,203
Premier Oil PLC(b)	5,006,183	8,974,575
Saras SpA	1,202,940	2,571,570
Showa Shell Sekiyu KK	649,789	13,783,999
Whitehaven Coal Ltd.	864,720	3,394,989
Z Energy Ltd.	1,034,244	4,898,378

		82,185,844

		85,233,214

Health Care–6.3%
Biotechnology–0.2%
BioGaia AB–Class B	54,610	2,743,588

Health Care Equipment & Supplies–2.5%
Ansell Ltd.	531,954	9,703,290
Arjo AB–Class B	859,780	2,907,081
Getinge AB–Class B	874,879	10,047,372
Microlife Corp.	425,000	1,172,380
Microport Scientific Corp.	748,000	989,272
St. Shine Optical Co., Ltd.	351,000	7,721,491

		32,540,886

Health Care Providers & Services–0.8%
Attendo AB(a)	323,740	3,042,852
China Pioneer Pharma Holdings Ltd.	9,405,000	2,102,455
Medical Facilities Corp.	232,840	2,586,811
Vital KSK Holdings, Inc.	255,700	2,885,813

		10,617,931

Pharmaceuticals–2.8%
Boiron SA	35,520	2,391,950
China Shineway Pharmaceutical Group Ltd.	4,624,000	6,311,656
Chong Kun Dang Pharmaceutical Corp.	13,720	1,459,099
DongKook Pharmaceutical Co., Ltd.	44,845	2,653,062
Faes Farma SA	689,733	2,912,957
Galenica AG(a)(b)	52,760	3,009,793
Huons Co., Ltd.	24,674	2,201,473
Indivior PLC(b)	2,290,316	5,492,980
Samjin Pharmaceutical Co., Ltd.	57,229	3,002,498
Tsumura & Co.	192,578	6,651,549

		36,087,017

		81,989,422

Real Estate–5.9%
Equity Real Estate Investment Trusts (REITs)–2.5%
Abacus Property Group	711,540	1,754,607
Allied Properties Real Estate Investment Trust	130,695	$4,361,053
Dream Global Real Estate Investment Trust	161,970	1,862,157
Frasers Logistics & Industrial Trust(a)	2,266,500	1,773,151
Green REIT PLC	1,029,210	1,804,397
Heiwa Real Estate REIT, Inc.	1,858	1,872,673
Inmobiliaria Colonial Socimi SA	566,384	5,873,640
Invesco Office J-Reit, Inc.	13,112	1,871,637
Killam Apartment Real Estate Investment Trust	520,338	6,497,930
Mapletree North Asia Commercial Trust(a)	2,178,800	1,816,288
Safestore Holdings PLC	249,000	1,686,473
Wereldhave NV	49,030	1,725,623

		32,899,629

Real Estate Management & Development–3.4%
ADO Properties SA(a)	159,839	9,577,299
CA Immobilien Anlagen AG	362,353	12,949,458
China Overseas Property Holdings Ltd.	7,860,000	2,254,344
Colliers International Group, Inc.	38,220	2,960,485
Daikyo, Inc.	142,500	2,896,847
Dongwon Development Co., Ltd.	737,105	2,736,865
Hung Sheng Construction Ltd.	1,016,600	1,008,501
Nexity SA	47,590	2,630,269
Origin Property PCL	1,635,800	874,953
Times China Holdings Ltd.	3,766,000	4,002,288
Watkin Jones PLC	1,021,850	2,607,820

		44,499,129

		77,398,758

Communication Services–4.0%
Diversified Telecommunication Services–0.8%
Com Hem Holding AB	632,209	10,444,799

Entertainment–1.5%
Entertainment One Ltd.	1,918,888	10,332,846
Soft-World International Corp.	505,000	1,200,120
Toei Animation Co., Ltd.	244,758	7,599,064

		19,132,030

Interactive Media & Services–0.5%
Addcn Technology Co., Ltd.	119,000	1,091,589
carsales.com Ltd.	284,000	2,968,036
Mixi, Inc.	119,700	2,871,034

		6,930,659

Media–1.2%
APG SGA SA	7,660	2,731,812
IPSOS	86,921	2,661,410
Mediaset Espana Comunicacion SA	373,790	2,721,271
Megacable Holdings SAB de CV	1,478,990	7,627,302

		15,741,795

		52,249,283

22	Bernstein Fund, Inc.

Company	Shares			U.S. $ Value

Utilities–1.8%
Electric Utilities–0.6%
Contact Energy Ltd.		1,958,453		$7,567,745

Gas Utilities–0.6%
Cia de Gas de Sao Paulo–COMGAS–Class A (Preference Shares)		196,260		2,392,899
Shizuoka Gas Co., Ltd.		295,700		2,619,919
Superior Plus Corp.		297,140		2,916,994

				7,929,812

Multi-Utilities–0.6%
Hera SpA		982,300		3,054,736
Iren SpA		1,149,080		2,817,390
Telecom Plus PLC		211,160		2,867,855

				8,739,981

				24,237,538

Total Common Stocks (cost $1,155,228,095)				1,248,238,584

INVESTMENT COMPANIES–0.1%
Funds and Investment Trusts–0.1%
iShares MSCI EAFE Small-Cap ETF(c) (cost $1,522,155)		23,130		$1,440,536

SHORT-TERM INVESTMENTS–3.8%
Investment Companies–3.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.98%(c)(d)(e) (cost $49,415,027)		49,415,027		49,415,027

Total Investments—99.2% (cost $1,206,165,277)				1,299,094,147

Other assets less liabilities—0.8%				10,932,581

Net Assets—100.0%				$1,310,026,728

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)				In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	NOK		79,530		USD	9,595	12/14/18	$(207,016)
Bank of America, NA	USD		2,655		PLN	9,646	12/14/18	(34,425)
Barclays Bank PLC	USD		3,433		KRW	3,811,296	11/15/18	4,761
Barclays Bank PLC	USD		1,866		KRW	2,057,158	11/15/18	(10,693)
Barclays Bank PLC	USD		3,426		TWD	104,398	12/11/18	21,095
Barclays Bank PLC	USD		3,137		INR	217,596	12/13/18	(170,914)
Barclays Bank PLC	SEK		29,069		USD	3,240	12/14/18	(51,538)
Barclays Bank PLC	USD		7,704		CHF	7,419	12/14/18	(92,204)
Barclays Bank PLC	USD		20,216		JPY	2,233,956	12/14/18	(442,740)
Citibank, NA	USD		3,822		CLP	2,508,873	10/12/18	(6,602)
Citibank, NA	USD		5,158		KRW	5,833,010	11/15/18	103,408
Citibank, NA	TWD		686,081		USD	22,447	12/11/18	(205,660)
Citibank, NA	USD		13,488		INR	938,239	12/13/18	(698,061)
Citibank, NA	EUR		28,539		USD	33,329	12/14/18	(5,882)
Citibank, NA	SEK		87,943		USD	9,722	12/14/18	(235,141)
Citibank, NA	USD		7,401		ZAR	106,236	12/14/18	38,968
Credit Suisse International	AUD		7,786		USD	5,656	12/14/18	24,592
Credit Suisse International	USD		12,008		AUD	16,342	12/14/18	(188,840)
Credit Suisse International	USD		4,249		JPY	475,435	12/14/18	(40,378)
Natwest Markets PLC	JPY		647,595		USD	5,815	12/14/18	83,535
Natwest Markets PLC	NZD		7,272		USD	4,744	12/14/18	(78,084)
Natwest Markets PLC	USD		9,443		CAD	12,151	12/14/18	(21,548)
Natwest Markets PLC	USD		8,661		SGD	11,896	12/14/18	54,794
State Street Bank & Trust Co.	USD		6,359		MYR	25,636	11/29/18	(169,966)
State Street Bank & Trust Co.	AUD		6,659		USD	4,782	12/14/18	(33,765)

2018 Annual Report	23

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	EUR	4,486	USD	5,270	12/14/18	$30,405
State Street Bank & Trust Co.	EUR	3,352	USD	3,859	12/14/18	(56,406)
State Street Bank & Trust Co.	USD	3,106	CHF	3,056	12/14/18	28,875
State Street Bank & Trust Co.	USD	32,128	GBP	24,590	12/14/18	32,308
State Street Bank & Trust Co.	USD	3,828	SEK	33,403	12/14/18	(46,331)

						$(2,373,453)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $112,029,196 or 8.6% of net assets.
(b)	Non-income producing security.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(d)	Affiliated investments.
(e)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

EUR—Euro

GBP—Great British Pound

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

PJSC—Public Joint Stock Company

REIT—Real Estate Investment Trust

See notes to financial statements.

24	Bernstein Fund, Inc.

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

International Strategic Equities Portfolio

September 30, 2018

Company	Shares	U.S. $ Value
COMMON STOCKS–98.0%
Financials–17.3%
Banks–9.6%
Bank Hapoalim BM	4,581,150	$33,545,902
China Construction Bank Corp.–Class H	12,566,000	10,983,944
Credicorp Ltd.	382,910	85,419,563
DBS Group Holdings Ltd.	2,212,600	42,210,085
DNB ASA	2,465,090	51,876,566
Erste Group Bank AG(a)	490,510	20,364,383
Hana Financial Group, Inc.	486,970	19,553,206
HDFC Bank Ltd.	709,840	19,643,738
Jyske Bank A/S	789,270	38,217,779
KB Financial Group, Inc.	532,470	25,933,403
Mitsubishi UFJ Financial Group, Inc.	8,790,700	54,613,879

		402,362,448

Capital Markets–2.2%
IG Group Holdings PLC	5,206,970	42,925,299
Partners Group Holding AG	60,600	48,038,729

		90,964,028

Consumer Finance–0.4%
Bharat Financial Inclusion Ltd.(a)	1,172,700	16,815,162

Diversified Financial Services–1.2%
ORIX Corp.	3,189,100	51,636,698

Insurance–2.7%
ASR Nederland NV	1,298,120	61,876,139
NN Group NV	1,097,810	48,997,967

		110,874,106

Thrifts & Mortgage Finance–1.2%
Housing Development Finance Corp., Ltd.	1,523,700	36,788,012
Indiabulls Housing Finance Ltd.	1,154,140	13,619,522

		50,407,534

		723,059,976

Consumer Discretionary–16.6%
Automobiles–3.7%
Honda Motor Co., Ltd.	1,085,100	32,679,144
Peugeot SA	2,180,570	58,822,474
Subaru Corp.	2,115,200	64,839,957

		156,341,575

Household Durables–3.3%
Auto Trader Group PLC(b)	5,434,780	31,615,461
Nikon Corp.	4,167,100	78,305,256
Persimmon PLC	862,750	26,561,757

		136,482,474

Internet & Direct Marketing Retail–3.8%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	758,660	$124,996,822
Ctrip.com International Ltd. (ADR)(a)	881,520	32,766,098

		157,762,920

Leisure Products–1.0%
Amer Sports Oyj(a)	1,018,880	41,635,253

Multiline Retail–1.3%
Marks & Spencer Group PLC	8,653,360	32,557,734
Next PLC	289,070	20,687,601

		53,245,335

Textiles, Apparel & Luxury Goods–3.5%
Hermes International	118,680	78,628,335
Moncler SpA	1,571,510	67,618,016

		146,246,351

		691,713,908

Information Technology–10.5%
Communications Equipment–2.0%
Nokia Oyj	14,610,080	81,228,621

IT Services–3.0%
Capgemini SE	733,580	92,356,084
Otsuka Corp.	905,500	33,775,203

		126,131,287

Semiconductors & Semiconductor Equipment–1.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	7,544,000	64,376,970

Software–3.2%
Check Point Software Technologies Ltd.(a)	267,550	31,482,609
Constellation Software, Inc./Canada	65,730	48,337,363
Nice Ltd.(a)	191,710	21,836,484
Oracle Corp. Japan	383,300	30,883,357

		132,539,813

Technology Hardware, Storage & Peripherals–0.8%
Samsung Electronics Co., Ltd.	777,850	32,553,686

		436,830,377

Energy–10.4%
Oil, Gas & Consumable Fuels–10.4%
China Petroleum & Chemical Corp.–Class H	46,672,000	46,893,646
JXTG Holdings, Inc.	8,307,100	62,833,156
LUKOIL PJSC (Sponsored ADR)	659,420	50,450,286
Repsol SA	3,241,687	64,533,332
Royal Dutch Shell PLC–Class B	2,328,530	81,513,804
Tatneft PJSC (Sponsored ADR)	748,790	57,132,636
TOTAL SA	1,070,910	69,631,370

		432,988,230

2018 Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Health Care–10.3%
Health Care Equipment & Supplies–3.2%
Cochlear Ltd.	503,290	$72,974,996
Essilor International Cie Generale d’Optique SA	425,120	62,926,128

		135,901,124

Health Care Providers & Services–0.5%
Sonic Healthcare Ltd.	1,115,860	20,077,179

Pharmaceuticals–6.6%
Astellas Pharma, Inc.	5,034,500	87,917,317
Novo Nordisk A/S–Class B	1,528,630	71,945,059
Roche Holding AG	343,060	82,957,156
Sanofi	132,830	11,867,987
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	884,270	19,047,176

		273,734,695

		429,712,998

Industrials–9.0%
Aerospace & Defense–1.2%
BAE Systems PLC	5,957,140	48,848,340

Airlines–3.1%
Japan Airlines Co., Ltd.	2,203,400	79,194,849
Qantas Airways Ltd.	11,221,962	47,830,823

		127,025,672

Industrial Conglomerates–0.5%
Jardine Strategic Holdings Ltd.	550,200	19,969,024

Machinery–1.0%
IHI Corp.	1,131,800	42,879,684

Professional Services–3.2%
Intertek Group PLC	957,800	62,307,131
RELX PLC(a)	1,438,200	30,215,443
Teleperformance	224,450	42,343,582

		134,866,156

		373,588,876

Consumer Staples–8.3%
Beverages–1.5%
Pernod Ricard SA	387,730	63,590,708

Food & Staples Retailing–1.0%
Wesfarmers Ltd.	1,150,010	41,410,946

Food Products–2.4%
Orkla ASA	7,144,270	60,362,087
Salmar ASA	781,950	39,063,796

		99,425,883

Household Products–2.9%
Reckitt Benckiser Group PLC	718,260	65,613,050
Unicharm Corp.	1,700,100	56,248,909

		121,861,959

Personal Products–0.5%
TCI Co., Ltd.	1,241,000	$19,950,686

		346,240,182

Communication Services–7.0%
Diversified Telecommunication Services–3.0%
China Telecom Corp., Ltd.–Class H	22,462,000	11,165,852
China Unicom Hong Kong Ltd.	19,660,000	22,967,876
Nippon Telegraph & Telephone Corp.	2,008,500	90,644,295

		124,778,023

Entertainment–0.5%
CTS Eventim AG & Co. KGaA	470,730	21,104,259

Interactive Media & Services–3.5%
REA Group Ltd.	989,130	61,368,102
Tencent Holdings Ltd.	2,069,800	84,511,648

		145,879,750

		291,762,032

Materials–4.0%
Chemicals–2.7%
Covestro AG(b)	199,370	16,138,448
Formosa Chemicals & Fibre Corp.	9,425,000	39,496,848
Sinopec Shanghai Petrochemical Co., Ltd.–Class H	34,252,000	20,890,217
Tosoh Corp.	2,319,700	35,727,846

		112,253,359

Metals & Mining–1.3%
Agnico Eagle Mines Ltd.	1,665	56,873
South32 Ltd.	20,236,040	56,869,437

		56,926,310

		169,179,669

Real Estate–3.0%
Equity Real Estate Investment Trusts (REITs)–0.5%
H&R Real Estate Investment Trust	1,306,570	20,099,521

Real Estate Management & Development–2.5%
CK Asset Holdings Ltd.	10,060,000	75,411,660
Wharf Real Estate Investment Co., Ltd.	4,436,000	28,579,131

		103,990,791

		124,090,312

Utilities–1.6%
Electric Utilities–1.2%
EDP–Energias de Portugal SA	13,452,000	49,635,437

Multi-Utilities–0.4%
AGL Energy Ltd.	1,285,880	18,139,064

		67,774,501

Total Common Stocks (cost $3,857,863,157)		4,086,941,061

26	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–1.4%
Investment Companies–1.4%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 1.98%(c)(d)(e) (cost $58,802,140)	58,802,140	$58,802,140

Total Investments—99.4% (cost $3,916,665,297)		4,145,743,201

Other assets less liabilities—0.6%		25,219,062

Net Assets—100.0%		$4,170,962,263

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	AUD	104,078	USD	73,965	10/16/18	$(1,272,836)
Australia and New Zealand Banking Group Ltd.	USD	8,175	AUD	11,351	10/16/18	30,234
Australia and New Zealand Banking Group Ltd.	JPY	236,600	USD	2,092	11/14/18	3,075
Bank of America, NA	USD	25,145	CNY	172,607	10/25/18	(49,151)
Bank of America, NA	EUR	355	USD	419	11/14/18	4,996
Bank of America, NA	RUB	4,406,247	USD	66,536	11/14/18	(422,699)
Barclays Bank PLC	BRL	203,257	USD	50,719	10/02/18	389,949
Barclays Bank PLC	USD	50,765	BRL	203,257	10/02/18	(435,552)
Barclays Bank PLC	USD	196,046	CAD	255,798	10/16/18	2,060,310
Barclays Bank PLC	USD	7,557	NOK	61,249	10/16/18	(26,939)
Barclays Bank PLC	USD	10,916	SGD	15,013	10/16/18	69,385
Barclays Bank PLC	USD	40,892	ZAR	618,751	10/16/18	2,781,037
Barclays Bank PLC	USD	43,608	CNY	299,199	10/25/18	(107,258)
Barclays Bank PLC	USD	50,597	BRL	203,257	11/05/18	(385,595)
Barclays Bank PLC	JPY	376,664	USD	3,348	11/14/18	22,554
Barclays Bank PLC	USD	8,232	KRW	9,252,702	11/15/18	113,807
Barclays Bank PLC	TWD	295,021	USD	9,610	12/11/18	(130,881)
Citibank, NA	BRL	203,257	USD	50,765	10/02/18	435,552
Citibank, NA	USD	49,042	BRL	203,257	10/02/18	1,287,207
Citibank, NA	PEN	287,778	USD	86,933	10/12/18	(134,943)
Citibank, NA	USD	9,008	PEN	29,902	10/12/18	38,990
Citibank, NA	AUD	3,428	USD	2,489	10/16/18	10,967
Citibank, NA	EUR	5,638	USD	6,571	10/16/18	18,103
Citibank, NA	GBP	18,316	USD	23,913	10/16/18	25,497
Citibank, NA	JPY	8,561,740	USD	76,943	10/16/18	1,512,436
Citibank, NA	NOK	73,841	USD	9,038	10/16/18	(40,372)
Citibank, NA	USD	8,994	CAD	11,677	10/16/18	49,152
Citibank, NA	USD	30,604	MXN	588,407	10/16/18	769,540
Citibank, NA	CNY	652,967	USD	96,973	10/25/18	2,036,538
Citibank, NA	EUR	21,296	USD	25,113	11/14/18	304,054
Citibank, NA	USD	52,248	KRW	59,087,146	11/15/18	1,047,501

2018 Annual Report	27

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	TWD	359,022	USD	11,742	12/11/18	$(111,462)
Citibank, NA	INR	870,641	USD	12,271	12/13/18	402,555
Citibank, NA	USD	26,884	INR	1,875,859	12/13/18	(1,312,566)
Morgan Stanley & Co., Inc.	USD	8,508	CLP	5,673,784	10/12/18	119,973
Morgan Stanley & Co., Inc.	AUD	3,435	USD	2,470	10/16/18	(13,486)
Morgan Stanley & Co., Inc.	NOK	651,359	USD	78,387	10/16/18	(1,691,291)
Natwest Markets PLC	NOK	150,271	USD	17,986	10/16/18	(488,084)
Natwest Markets PLC	USD	8,552	GBP	6,556	10/16/18	(1,171)
Nomura Global Financial Products, Inc.	JPY	1,114,047	USD	9,936	10/16/18	121,057
Nomura Global Financial Products, Inc.	USD	72,586	SEK	654,885	10/16/18	1,184,398
Nomura Global Financial Products, Inc.	JPY	894,700	USD	7,952	11/14/18	53,288
Nomura Global Financial Products, Inc.	USD	9,179	GBP	7,008	11/14/18	(27,030)
Societe Generale	EUR	65,846	USD	76,410	10/16/18	(124,683)
Societe Generale	HKD	334,299	USD	42,618	10/16/18	(93,091)
Societe Generale	USD	1,225	HKD	9,612	10/16/18	2,663
Societe Generale	USD	12,687	PLN	46,926	10/16/18	45,184
Societe Generale	ILS	50,849	USD	14,238	11/14/18	212,126
Societe Generale	JPY	473,151	USD	4,184	11/14/18	6,449
State Street Bank & Trust Co.	AUD	54,226	USD	39,758	10/16/18	558,046
State Street Bank & Trust Co.	ILS	65,568	USD	18,410	10/16/18	365,160
State Street Bank & Trust Co.	SGD	21,286	USD	15,465	10/16/18	(111,524)
State Street Bank & Trust Co.	USD	107,175	CHF	104,067	10/16/18	(1,003,807)
State Street Bank & Trust Co.	USD	23,088	EUR	19,853	10/16/18	(12,387)
State Street Bank & Trust Co.	USD	27,840	GBP	21,384	10/16/18	49,575
State Street Bank & Trust Co.	USD	13,982	HKD	109,680	10/16/18	30,521
State Street Bank & Trust Co.	USD	23,381	THB	767,795	10/16/18	370,933
State Street Bank & Trust Co.	USD	9,971	CNY	68,348	10/25/18	(33,261)
State Street Bank & Trust Co.	USD	24,337	MYR	98,115	11/29/18	(650,499)
State Street Bank & Trust Co.	USD	23,996	TWD	733,555	12/11/18	223,817
UBS AG	EUR	3,909	USD	4,534	10/16/18	(9,947)
UBS AG	ILS	215,122	USD	60,023	10/16/18	817,956
UBS AG	USD	6,948	CAD	9,023	10/16/18	39,990
UBS AG	USD	21,088	ZAR	303,731	10/16/18	350,445
UBS AG	USD	8,426	CNY	57,804	10/25/18	(21,370)
UBS AG	AUD	23,162	USD	16,833	11/14/18	85,534
UBS AG	USD	10,567	GBP	8,018	11/14/18	(96,177)
UBS AG	USD	16,314	KRW	18,361,985	11/15/18	248,346
UBS AG	INR	1,005,218	USD	13,682	12/13/18	(20,992)

						$9,469,846

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the aggregate market value of these securities amounted to $47,753,909 or 1.1% of net assets.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

28	Bernstein Fund, Inc.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

PEN—Peruvian Sol

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thailand Baht

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

PJSC—Public Joint Stock Company

See notes to financial statements.

2018 Annual Report	29

Statement of Assets and Liabilities—September 30, 2018

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$966,528,335	$1,249,679,120	$4,086,941,061
Affiliated issuers	5,289,174	49,415,027	58,802,140
Foreign currencies, at value (a)	0	5,596,087	8,016,294
Cash	16,121	0	566,969
Cash collateral due from broker	903,210	1,138,000	1,927,998
Receivables:
Unaffiliated interest and dividends	800,509	2,521,658	13,888,725
Affiliated dividends	3,745	64,361	131,235
Foreign withholding tax reclaims	0	1,386,844	3,551,104
Investment securities sold	0	16,987	0
Capital shares sold	2,440,085	4,271,858	3,672,241
Variation margin on futures	51,196	0	0
Unrealized appreciation of forward currency exchange contracts	0	422,741	18,298,900

Total assets	976,032,375	1,314,512,683	4,195,796,667

LIABILITIES
Cash collateral due to broker	0	0	3,773,000
Payables:
Investment securities purchased and foreign currency transactions	0	182,114	8,674,448
Management fee	581,578	926,308	2,161,280
Capital shares redeemed	231,293	266,308	851,770
Custody fee payable	69,018	167,611	251,911
Transfer Agent fee	42,293	33,061	47,664
Shareholder servicing fee	2,034	13,293	33,355
Accrued expenses	66,814	101,066	211,922
Unrealized depreciation of forward currency exchange contracts	0	2,796,194	8,829,054

Total liabilities	993,030	4,485,955	24,834,404

NET ASSETS	$975,039,345	$1,310,026,728	$4,170,962,263

Cost of investments
Unaffiliated issuers	$820,159,899	$1,156,750,250	$3,857,863,157
Affiliated issuers	5,289,174	49,415,027	58,802,140

NET ASSETS CONSIST OF:
Capital stock, at par	$7,519	$10,538	$33,372
Additional paid-in capital	765,256,624	1,121,857,480	3,828,757,161
Distributable earnings	209,775,202	188,158,710	342,171,730

	$975,039,345	$1,310,026,728	$4,170,962,263

(a) Cost: $0, $5,579,329 and $8,135,921, respectively. (Note 1)

See Notes to Financial Statements.

30	Bernstein Fund, Inc.

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO
CALCULATION OF MAXIMUM OFFERING PRICE
SCB Class Shares
Net Assets	$10,864,826	$71,728,882	$181,606,243
Shares of capital stock outstanding	840,435	5,786,869	14,581,240

Net asset value and offering price per share	$12.93	$12.40	$12.45

Advisor Class Shares
Net Assets	$752,304,986	$810,446,941	$2,568,425,793
Shares of capital stock outstanding	58,009,765	65,180,213	205,549,092

Net asset value and offering price per share	$12.97	$12.43	$12.50

Class Z Shares
Net Assets	$211,869,533	$427,850,905	$1,420,930,227
Shares of capital stock outstanding	16,343,872	34,417,539	113,591,096

Net asset value and offering price per share	$12.96	$12.43	$12.51

See Notes to Financial Statements.

2018 Annual Report	31

Statement of Operations—for the year ended September 30, 2018

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO
INVESTMENT INCOME
Income:
Dividends
Unaffiliated issuers (a)	$10,241,471	$30,550,551	$105,390,092
Affiliated issuers	35,623	515,233	1,305,452
Other income	881	1,121	3,359

Total income	10,277,975	31,066,905	106,698,903

Expenses:
Management fee (see Note 2A)	7,382,596	12,462,680	28,731,433
Shareholder servicing fee (see Note 2B)	26,927	190,805	447,538
Custodian fee	169,043	470,592	654,559
Transfer Agent fee—Non-Retail Class	4,819	19,650	16,036
Transfer Agent fee—Advisor Class	321,615	193,164	205,013
Transfer Agent fee—Class Z	38,651	84,882	278,062
Registration fees	63,956	99,824	244,908
Directors’ fees and expenses	29,826	40,104	123,274
Auditing and tax fees	47,009	70,623	51,736
Recoupment of previously reimbursed expenses (see Note 2A)	0	141,360	0
Legal fees	22,796	27,341	81,029
Printing fees	18,185	47,947	36,959
Miscellaneous	41,549	51,738	98,765

Total expenses	8,166,972	13,900,710	30,969,312
Less: expenses waived and reimbursed by the Manager (see Note 2A & 2D)	(4,228)	(60,694)	(592,497)

Net expenses	8,162,744	13,840,016	30,376,815

Net investment income	2,115,231	17,226,889	76,322,088

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (b)	70,950,060	94,986,151	42,925,894
Forward currency exchange contracts	0	(3,622,617)	(5,779,442)
Futures	3,271,459	0	(93,716)
Foreign currency transactions	0	(1,706,205)	(3,672,037)

Net realized gain on investment transactions and foreign currency transactions	74,221,519	89,657,329	33,380,699

Net change in unrealized appreciation/depreciation of:
Investments (c)	34,224,760	(93,274,056)	(108,147,615)
Forward currency exchange contracts	0	(3,219,413)	7,383,701
Futures	(1,003,030)	0	0
Foreign currency denominated assets and liabilities	0	(199)	(225,528)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	33,221,730	(96,493,668)	(100,989,442)

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	107,443,249	(6,836,339)	(67,608,743)

Net increase in net assets resulting from operations	$109,558,480	$10,390,550	$8,713,345

(a) Net of foreign withholding taxes of $19,396, $3,923,274 and $10,760,355, respectively.

(b) Net of foreign capital gains taxes of $0, $787,759 and $0, respectively.

(c) Net of increase in accrued foreign capital gains taxes of $0, $(73,452) and $0, respectively.

See Notes to Financial Statements.

32	Bernstein Fund, Inc.

Statement of Changes in Net Assets

	SMALL CAP CORE PORTFOLIO		INTERNATIONAL SMALL CAP PORTFOLIO

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$2,115,231	$2,415,710	$17,226,889	$7,210,699
Net realized gain on investment transactions and foreign currency transactions	74,221,519	47,226,145	89,657,329	29,605,750
Net change in unrealized appreciation/depreciation of investments	33,221,730	71,518,211	(96,493,668)	122,874,640
Contributions from affiliates (see Note 2A)	0	0	0	2,415

Net increase in net assets resulting from operations	109,558,480	121,160,066	10,390,550	159,693,504

Distributions to shareholders (a)*	(53,215,294)	(2,070,664)	(41,753,868)	(17,002,892)

Capital-share transactions:
Net proceeds from sales of shares	111,792,211	144,669,429	309,703,695	373,247,420
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	51,634,967	1,683,335	40,024,827	15,960,643

Total proceeds from shares sold	163,427,178	146,352,764	349,728,522	389,208,063
Cost of shares redeemed	(130,305,101)	(115,380,133)	(82,193,642)	(116,805,625)

Net increase in net assets from capital-share transactions	33,122,077	30,972,631	267,534,880	272,402,438

Net increase in net assets	89,465,263	150,062,033	236,171,562	415,093,050

NET ASSETS:
Beginning of period	885,574,082	735,512,049	1,073,855,166	658,762,116

End of period	$975,039,345	$885,574,082	$1,310,026,728	$1,073,855,166

(a) See page 35 for share class information on dividend distributions for the Portfolios.

* The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note 7, New Accounting Pronouncements, in the Notes to Financial Statements for more information.

See Notes to Financial Statements.

2018 Annual Report	33

Statement of Changes in Net Assets (continued)

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$76,322,088	$31,236,856
Net realized gain on investment transactions and foreign currency transactions	33,380,699	64,257,696
Net change in unrealized appreciation/depreciation of investments	(100,989,442)	258,100,375

Net increase in net assets resulting from operations	8,713,345	353,594,927

Distributions to shareholders (a)*	(97,041,724)	(20,974,714)

Capital-share transactions:
Net proceeds from sales of shares	1,193,401,258	1,752,230,315
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	93,754,598	19,090,466

Total proceeds from shares sold	1,287,155,856	1,771,320,781
Cost of shares redeemed	(218,083,402)	(142,185,394)

Net increase in net assets from capital-share transactions	1,069,072,454	1,629,135,387

Net increase in net assets	980,744,075	1,961,755,600

NET ASSETS:
Beginning of period	3,190,218,188	1,228,462,588

End of period	$4,170,962,263	$3,190,218,188

(a) See page 35 for share class information on dividend distributions for the Portfolios.

* The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note 7, New Accounting Pronouncements, in the Notes to Financial Statements for more information.

See Notes to Financial Statements.

34	Bernstein Fund, Inc.

	SMALL CAP CORE PORTFOLIO

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Distributions to shareholders:*
SCB Class	$(586,489)	$(7,038)
Advisor Class	(41,690,187)	(1,673,434)
Class Z	(10,938,618)	(390,192)

	$(53,215,294)	$(2,070,664)

	INTERNATIONAL SMALL CAP PORTFOLIO

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Distributions to shareholders:*
SCB Class	$(2,714,284)	$(1,004,783)
Advisor Class	(24,112,388)	(9,631,507)
Class Z	(14,927,196)	(6,366,602)

	$(41,753,868)	$(17,002,892)

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Distributions to shareholders:*
SCB Class	$(4,530,477)	$(1,251,620)
Advisor Class	(55,027,970)	(12,785,371)
Class Z	(37,483,277)	(6,937,723)

	$(97,041,724)	$(20,974,714)

* The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note 7, New Accounting Pronouncements, in the Notes to Financial Statements for more information.

See Notes to Financial Statements.

2018 Annual Report	35

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SMALL CAP CORE PORTFOLIO

	SCB CLASS
	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17	FOR THE PERIOD 12/29/15(a) TO 9/30/16
Net asset value, beginning of period	$12.21		$10.54	$10.00

Income from investment operations:
Net investment income (loss) (b)(c)	(0.00	) (e)	0.01	0.01
Net realized and unrealized gain on investment transactions and foreign currency transactions	1.44		1.67	0.53	(d)

Total from investment operations	1.44		1.68	0.54

Less dividends and distributions:
Dividends from net investment income	(0.01)		(0.01)	(0.00	) (e)
Distributions from net realized gain on investment transactions	(0.71)		0	0

Total dividends and distributions	(0.72)		(0.01)	0

Net asset value, end of period	$12.93		$12.21	$10.54

Total return (f)	12.44%		15.98%	5.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$10,865		$10,276	$4,870
Average net assets (000 omitted)	$10,771		$7,467	$2,314
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.14%		1.18%	1.30%	*
Expenses, before waivers/reimbursements	1.14%		1.19%	1.40%	*
Net investment income (loss) (c)	(0.02)%		0.05%	0.16%	*
Portfolio turnover rate	102%		165%	88%

See Footnote Summary on page 44.

See Notes to Financial Statements.

36	Bernstein Fund, Inc.

	SMALL CAP CORE PORTFOLIO

	ADVISOR CLASS
	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/29/15(a) TO 9/30/16
Net asset value, beginning of period	$12.25	$10.56	$10.00

Income from investment operations
Investment income, net (b)(c)	0.03	0.03	0.04
Net realized and unrealized gain on investment transactions and foreign currency transactions	1.44	1.69	0.53	(d)

Total from investment operations	1.47	1.72	0.57

Less dividends and distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.01)
Distributions from net realized gain on investment transactions	(0.71)	0	0

Total dividends and distributions	(0.75)	(0.03)	(0.01)

Net asset value, end of period	$12.97	$12.25	$10.56

Total return (f)	12.64%	16.29%	5.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$752,305	$695,958	$603,862
Average net assets (000 omitted)	$718,801	$654,649	$175,999
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.89%	0.92%	1.05%	*
Expenses, before waivers/reimbursements	0.89%	0.93%	1.15%	*
Net investment income (c)	0.23%	0.30%	0.49%	*
Portfolio turnover rate	102%	165%	88%

See Footnote Summary on page 44.

See Notes to Financial Statements.

2018 Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SMALL CAP CORE PORTFOLIO

	CLASS Z
	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/29/15(a) TO 9/30/16
Net asset value, beginning of period	$12.24	$10.56	$10.00

Income from investment operations
Investment income, net (b)(c)	0.03	0.03	0.04
Net realized and unrealized gain on investment transactions and foreign currency transactions	1.44	1.68	0.53	(d)

Total from investment operations	1.47	1.71	0.57

Less dividends and distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.01)
Distributions from net realized gain on investment transactions	(0.71)	0	0

Total dividends and distributions	(0.75)	(0.03)	(0.01)

Net asset value, end of period	$12.96	$12.24	$10.56

Total return (f)	12.69%	16.22%	5.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$211,869	$179,340	$126,780
Average net assets (000 omitted)	$193,253	$144,513	$36,539
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.86%	0.93%	1.05%	*
Expenses, before waivers/reimbursements	0.86%	0.94%	1.35%	*
Net investment income (c)	0.25%	0.30%	0.49%	*
Portfolio turnover rate	102%	165%	88%

See Footnote Summary on page 44.

See Notes to Financial Statements.

38	Bernstein Fund, Inc.

	INTERNATIONAL SMALL CAP PORTFOLIO

	SCB CLASS
	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16
Net asset value, beginning of period	$12.70	$10.92	$10.00

Income from investment operations:
Investment income, net (b)(c)	0.14	0.08	0.11
Net realized and unrealized gain on investment transactions and foreign currency transactions	0.02	1.96	0.81
Contributions from affiliates	0	0.00 (e)	0

Total from investment operations	0.16	2.04	0.92

Less dividends and distributions:
Dividends from net investment income	(0.14)	(0.14)	0
Distributions from net realized gain on investment transactions	(0.32)	(0.12)	0

Total dividends and distributions	(0.46)	(0.26)	0

Net asset value, end of period	$12.40	$12.70	$10.92

Total return (f)	1.29%	19.28%	9.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$71,729	$73,531	$37,226
Average net assets (000 omitted)	$76,322	$55,325	$14,117
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35%	1.35%	1.35%	*
Expenses, before waivers/reimbursements	1.35%	1.36%	1.53%	*
Net investment income (c)	1.07%	0.75%	1.38%	*
Portfolio turnover rate	81%	65%	51%

See Footnote Summary on page 44.

See Notes to Financial Statements.

2018 Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL SMALL CAP PORTFOLIO

	ADVISOR CLASS
	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16
Net asset value, beginning of period	$12.72	$10.93	$10.00

Income from investment operations
Investment income, net (b)(c)	0.18	0.10	0.15
Net realized and unrealized gain on investment transactions and foreign currency transactions	0.01	1.96	0.78
Contributions from affiliates	0	0.00 (e)	0

Total from investment operations	0.19	2.06	0.93

Less dividends and distributions:
Dividends from net investment income	(0.16)	(0.15)	0
Distributions from net realized gain on investment transactions	(0.32)	(0.12)	0

Total dividends and distributions	(0.48)	(0.27)	0

Net asset value, end of period	$12.43	$12.72	$10.93

Total return (f)	1.53%	19.51%	9.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$810,447	$608,324	$367,468
Average net assets (000 omitted)	$745,535	$460,362	$230,324
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%	1.10%	1.10%	*
Expenses, before waivers/reimbursements	1.10%	1.11%	1.22%	*
Net investment income (c)	1.43%	0.93%	1.87%	*
Portfolio turnover rate	81%	65%	51%

See Footnote Summary on page 44.

See Notes to Financial Statements.

40	Bernstein Fund, Inc.

	INTERNATIONAL SMALL CAP PORTFOLIO

	CLASS Z
	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16
Net asset value, beginning of period	$12.72	$10.93	$10.00

Income from investment operations
Investment income, net (b)(c)	0.18	0.10	0.15
Net realized and unrealized gain on investment transactions and foreign currency transactions	0.02	1.96	0.78
Contributions from affiliates	0	0.00 (e)	0

Total from investment operations	0.20	2.06	0.93

Less dividends and distributions:
Dividends from net investment income	(0.17)	(0.15)	0
Distributions from net realized gain on investment transactions	(0.32)	(0.12)	0

Total dividends and distributions	(0.49)	(0.27)	0

Net asset value, end of period	$12.43	$12.72	$10.93

Total return (f)	1.54%	19.52%	9.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$427,851	$392,000	$254,068
Average net assets (000 omitted)	$424,411	$291,438	$187,312
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%	1.10%	1.10%	*
Expenses, before waivers/reimbursements	1.10%	1.11%	1.26%	*
Net investment income (c)	1.36%	0.87%	1.92%	*
Portfolio turnover rate	81%	65%	51%

See Footnote Summary on page 44.

See Notes to Financial Statements.

2018 Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	SCB CLASS
	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16
Net asset value, beginning of period	$12.69	$10.57	$10.00

Income from investment operations:
Investment income, net (b)(c)	0.22	0.18	0.21
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(0.11)	2.11	0.36	(d)

Total from investment operations	0.11	2.29	0.57

Less dividends and distributions:
Dividends from net investment income	(0.09)	(0.14)	(0.00	) (e)
Distributions from net realized gain on investment transactions	(0.26)	(0.03)	0

Total dividends and distributions	(0.35)	(0.17)	(0.00)

Net asset value, end of period	$12.45	$12.69	$10.57

Total return (f)	0.86%	22.01%	5.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$181,606	$152,725	$68,977
Average net assets (000 omitted)	$179,015	$106,248	$27,169
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.03%	1.17%	1.20%	*
Expenses, before waivers/reimbursements	1.04%	1.23%	1.34%	*
Net investment income (c)	1.69%	1.62%	2.70%	*
Portfolio turnover rate	69%	69%	79%

See Footnote Summary on page 44.

See Notes to Financial Statements.

42	Bernstein Fund, Inc.

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	ADVISOR CLASS
	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16
Net asset value, beginning of period	$12.72	$10.57	$10.00

Income from investment operations
Investment income, net (b)(c)	0.26	0.21	0.23
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(0.11)	2.11	0.35	(d)

Total from investment operations	0.15	2.32	0.58

Less dividends and distributions:
Dividends from net investment income	(0.11)	(0.14)	(0.01)
Distributions from net realized gain on investment transactions	(0.26)	(0.03)	0

Total dividends and distributions	(0.37)	(0.17)	(0.01)

Net asset value, end of period	$12.50	$12.72	$10.57

Total return (f)	1.18%	22.38%	5.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$2,568,426	$1,760,819	$737,765
Average net assets (000 omitted)	$2,275,780	$1,023,860	$459,166
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.77%	0.93%	0.95%	*
Expenses, before waivers/reimbursements	0.79%	0.98%	1.06%	*
Net investment income (c)	2.05%	1.85%	2.93%	*
Portfolio turnover rate	69%	69%	79%

See Footnote Summary on page 44.

See Notes to Financial Statements.

2018 Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	CLASS Z
	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16
Net asset value, beginning of period	$12.73	$10.58	$10.00

Income from investment operations
Investment income, net (b)(c)	0.25	0.20	0.24
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(0.10)	2.12	0.35	(d)

Total from investment operations	0.15	2.32	0.59

Less dividends and distributions:
Dividends from net investment income	(0.11)	(0.14)	(0.01)
Distributions from net realized gain on investment transactions	(0.26)	(0.03)	0

Total dividends and distributions	(0.37)	(0.17)	(0.01)

Net asset value, end of period	$12.51	$12.73	$10.58

Total return (f)	1.18%	22.35%	5.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,420,930	$1,276,674	$421,721
Average net assets (000 omitted)	$1,390,312	$605,465	$295,180
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.79%	0.94%	0.95%	*
Expenses, before waivers/reimbursements	0.80%	1.00%	1.10%	*
Net investment income (c)	1.91%	1.74%	3.04%	*
Portfolio turnover rate	69%	69%	79%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net of fees and expenses waived by the Adviser.
(d)	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Portfolios’ change in net realized and unrealized gain (loss) on investment transactions for the period.
(e)	Amount is less than $.005.
(f)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
*	Annualized, except for certain non-recurring fees.

See Notes to Financial Statements.

44	Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on September 11, 2015. The Fund operates as a series company currently comprised of three portfolios: Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered: SCB Class, Advisor Class and Class Z. Class Z shares are currently offered exclusively to registered investment companies (or their series) managed by AllianceBernstein L.P. (the “Adviser”).

Each Portfolio has its own investment objectives. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events,

2018 Annual Report	45

Notes to Financial Statements (continued)

including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2018:

SMALL CAP CORE PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks (a)	$966,528,335	$0	$0	$966,528,335
Short-Term Investments	5,289,174	0	0	5,289,174
Total Investments in Securities	971,817,509	0	0	971,817,509
Other Financial Instruments (b):
Assets	0	0	0	0
Liabilities:
Futures	(102,702)	0	0	(102,702	) (c)
Total (d)	$971,714,807	$0	$0	$971,714,807

46	Bernstein Fund, Inc.

INTERNATIONAL SMALL CAP PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Industrials	$49,908,513	$232,075,646		$0	$281,984,159
Consumer Discretionary	14,493,326	138,176,149		0	152,669,475
Information Technology	6,327,057	137,476,007		0	143,803,064
Financials	8,172,598	121,287,897		0	129,460,495
Consumer Staples	11,965,308	112,431,428		0	124,396,736
Materials	22,935,452	71,880,988		0	94,816,440
Energy	19,572,459	65,660,755		0	85,233,214
Health Care	12,731,885	69,257,537		0	81,989,422
Real Estate	33,043,300	44,355,458		0	77,398,758
Communication Services	10,359,114	41,890,169		0	52,249,283
Utilities	8,177,748	16,059,790		0	24,237,538
Investment Companies	1,440,536	0		0	1,440,536
Short-Term Investments	49,415,027	0		0	49,415,027
Total Investments in Securities	248,542,323	1,050,551,824	(e)	0	1,299,094,147
Other Financial Instruments (b):
Assets:
Forward Currency Exchange Contracts	0	422,741		0	422,741
Liabilities:
Forward Currency Exchange Contracts	0	(2,796,194)		0	(2,796,194)
Total (f)(g)	$248,542,323	$1,048,178,371		$0	$1,296,720,694

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$105,063,301	$617,996,675		$0	$723,059,976
Consumer Discretionary	157,762,920	533,950,988		0	691,713,908
Information Technology	79,819,972	357,010,405		0	436,830,377
Energy	57,160,645	375,827,585		0	432,988,230
Health Care	19,047,176	410,665,822		0	429,712,998
Industrials	30,215,443	343,373,433		0	373,588,876
Consumer Staples	0	346,240,182		0	346,240,182
Communication Services	0	291,762,032		0	291,762,032
Materials	56,873	169,122,796		0	169,179,669
Real Estate	20,099,521	103,990,791		0	124,090,312
Utilities	49,635,437	18,139,064		0	67,774,501
Short-Term Investments	58,802,140	0		0	58,802,140
Total Investments in Securities	577,663,428	3,568,079,773	(e)	0	4,145,743,201
Other Financial Instruments (b):
Assets:
Forward Currency Exchange Contracts	0	18,298,900		0	18,298,900
Liabilities:
Forward Currency Exchange Contracts	0	(8,829,054)		0	(8,829,054)
Total (g)(h)	$577,663,428	$3,577,549,619		$0	$4,155,213,047

2018 Annual Report	47

Notes to Financial Statements (continued)

(a)	See Schedule of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(d)	There were no transfers between any levels during the reporting period.

(e)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(f)	An amount of $35,687,194 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(g)	There were de minimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

(h)	There were no transfers from Level 1 to Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the

48	Bernstein Fund, Inc.

Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code. The International Small Cap Portfolio and International Strategic Equities Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior two tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

2018 Annual Report	49

Notes to Financial Statements (continued)

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to the utilization of earnings and profits distributed to shareholders on redemption of shares are reflected as adjustments to the components of net assets as of September 30, 2018, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO DISTRIBUTABLE EARNINGS/ ACCUMULATED LOSS
Small Cap Core	$3,530,451	$(3,530,451)
International Small Cap	0	0
International Strategic Equities	0	0

I.	Organization and Offering Expenses

Offering costs of $103,529, $103,639 and $103,529 have been deferred and were fully amortized on a straight line basis over a one year period starting from December 29, 2015 (commencement of operations) for Small Cap Core Portfolio and from December 21, 2015 (commencement of operations) for International Small Cap Portfolio and International Strategic Equities Portfolio, respectively.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annualized rate as follows:

Small Cap Core Portfolio: 0.80% of the Portfolio’s average daily net assets.

International Small Cap Portfolio: 1.00% of the Portfolio’s average daily net assets.

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
	FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
International Strategic Equities	0.75%	0.65%	0.60%

Prior to January 1, 2018, the below Portfolio paid the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO	FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International Strategic Equities	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

50	Bernstein Fund, Inc.

Prior to January 1, 2018, the Adviser waived the annual investment management fees of the International Strategic Equities Portfolio by an amount equal to 0.05% per annum of the average net assets of the Portfolio. For the year ended September 30, 2018, such waiver amounted to $419,834.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolios may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) as a percentage of daily average net assets on an annual basis (the “Expense Caps”) as follows:

PORTFOLIO	SCB CLASS	ADVISOR CLASS	CLASS Z
Small Cap Core	1.30%	1.05%	1.05%
International Small Cap	1.35%	1.10%	1.10%

The Expense Caps described above for Small Cap Core and International Small Cap may not be terminated by the Adviser before January 26, 2019. Effective January 27, 2018, the Expense Caps for International Strategic Equities of 1.20%, 0.95% and 0.95% of the daily average net assets for SCB Class, Advisor Class and Class Z shares, respectively, were terminated. During the year ended September 30, 2018, there were no such reimbursement/waivers.

Any fees waived and expenses borne by the Adviser for the Portfolios through September 30, 2016 are subject to repayment by the Portfolios until September 30, 2019, such waivers that are subject to repayment amounted to:

PORTFOLIO	AMOUNT
Small Cap Core	$161,882
International Small Cap	420,136
International Strategic Equities	425,084

Any fees waived and expenses borne by the Adviser from October 1, 2016 through January 4, 2017 are subject to repayment by the Portfolios until September 30, 2020; such waivers that are subject to repayment amounted to:

PORTFOLIO	AMOUNT
Small Cap Core	$0
International Small Cap	20,030
International Strategic Equities	1,709

During the year ended September 30, 2017, the Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio made repayments to the Adviser in the amounts of $161,882, $27,230 and $426,793, respectively. During the year ended September 30, 2018, the International Small Cap Portfolio made repayments to the Adviser in the amount of $141,360. In any case, no repayment will be made that would cause the Portfolios’ total annual fund operating expenses to exceed the net fee percentage set forth per the Expense Caps.

Pursuant to the investment management agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. During the year ended September 30, 2018, there was no such reimbursement.

During the year ended September 30, 2017, the Adviser reimbursed the International Small Cap Portfolio $2,415 for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of

2018 Annual Report	51

Notes to Financial Statements (continued)

fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.25% of the average daily net assets of SCB Class Shares.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2018, the compensation retained by ABIS amounted to: Small Cap Core Portfolio, $260,686; International Small Cap Portfolio, $235,200; and International Strategic Equities Portfolio, $428,001.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Portfolios in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolios’ pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the year ended September 30, 2018, such waivers amounted to:

PORTFOLIO	AMOUNT
Small Cap Core	$4,228
International Small Cap	60,694
International Strategic Equities	172,663

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended September 30, 2018 is as follows:

PORTFOLIO	MARKET VALUE 9/30/17 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/18 (000)	DIVIDEND INCOME (000)
Small Cap Core	$5,090	$115,201	$115,002	$5,289	$36
International Small Cap	23,305	329,334	303,224	49,415	515
International Strategic Equities	81,234	1,354,362	1,376,794	58,802	1,305

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the year ended September 30, 2018 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Small Cap Core	$833,507	$0	$0
International Small Cap	1,228,641	0	0
International Strategic Equities	4,265,919	0	0

52	Bernstein Fund, Inc.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2018, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Small Cap Core	$937,292,630	$0	$956,069,343	$0
International Small Cap	1,162,890,226	0	968,595,822	0
International Strategic Equities	3,600,533,701	0	2,551,506,305	0

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)
Small Cap Core	$829,443,893	$174,416,730	$(32,043,114)	$142,373,616
International Small Cap	1,218,923,109	159,666,013	(79,794,713)	79,871,300
International Strategic Equities	3,918,122,508	342,435,103	(115,310,501)	227,124,602

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

2018 Annual Report	53

Notes to Financial Statements (continued)

During the year ended September 30, 2018, the Small Cap Core Portfolio held futures for non-hedging purposes and International Strategic Equities Portfolio held futures for hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2018, the International Small Cap Portfolio and International Strategic Equities Portfolio held forward currency exchange contracts for hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended September 30, 2018, the Portfolios had entered into the following derivatives:

SMALL CAP CORE PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity contracts			Receivable/Payable for variation margin on futures	$102,702	*
Total				$102,702

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

54	Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$3,271,459	$(1,003,030)
Total		$3,271,459	$(1,003,030)

INTERNATIONAL SMALL CAP PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$422,741	Unrealized depreciation on forward currency exchange contracts	$2,796,194
Total		$422,741		$2,796,194

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(3,622,617)	$(3,219,413)
Total		$(3,622,617)	$(3,219,413)

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$18,298,900	Unrealized depreciation on forward currency exchange contracts	$8,829,054
Total		$18,298,900		$8,829,054

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(93,716)	$0
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(5,779,442)	7,383,701
Total		$(5,873,158)	$7,383,701

2018 Annual Report	55

Notes to Financial Statements (continued)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2018:

SMALL CAP CORE PORTFOLIO
Futures:
Average original value of buy contracts	$18,564,632

INTERNATIONAL SMALL CAP PORTFOLIO
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$182,197,110
Average principal amount of sale contracts	$155,193,079

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO
Futures:
Average original value of buy contracts	$48,568,898	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,004,124,396
Average principal amount of sale contracts	$980,374,462

(a)	Positions were open for eight months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

INTERNATIONAL SMALL CAP PORTFOLIO
COUNTERPARTY	DERIVATIVES ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Barclays Bank PLC	$25,856	$(25,856)	$0	$0	$0
Citibank, NA	142,376	(142,376)	0	0	0
Credit Suisse International	24,592	(24,592)	0	0	0
Natwest Markets PLC	138,329	(99,632)	0	0	38,697
State Street Bank & Trust Co.	91,588	(91,588)	0	0	0
Total	$422,741	$(384,044)	$0	$0	$38,697	^

COUNTERPARTY	DERIVATIVES LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Bank of America, NA	$241,441	$0	$0	$0	$241,441
Barclays Bank PLC	768,089	(25,856)	(260,000)	0	482,233
Citibank, NA	1,151,346	(142,376)	(878,000)	0	130,970
Credit Suisse International	229,218	(24,592)	0	0	204,626
Natwest Markets PLC	99,632	(99,632)	0	0	0
State Street Bank & Trust Co.	306,468	(91,588)	0	0	214,880
Total	$2,796,194	$(384,044)	$(1,138,000)	$0	$1,274,150	^

56	Bernstein Fund, Inc.

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO
COUNTERPARTY	DERIVATIVES ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVES ASSETS
Australia and New Zealand Banking Group Ltd.	$33,309	$(33,309)	$0	$0	$0
Bank of America, NA	4,996	(4,996)	0	0	0
Barclays Bank PLC	5,437,042	(1,086,225)	0	0	4,350,817
Citibank, NA	7,938,092	(1,599,343)	(3,773,000)	0	2,565,749
Morgan Stanley & Co., Inc.	119,973	(119,973)	0	0	0
Nomura Global Financial Products, Inc.	1,358,743	(27,030)	0	0	1,331,713
Societe Generale	266,422	(217,774)	0	0	48,648
State Street Bank & Trust Co.	1,598,052	(1,598,052)	0	0	0
UBS AG	1,542,271	(148,486)	0	(397,586)	996,199
Total	$18,298,900	$(4,835,188)	$(3,773,000)	$(397,586)	$9,293,126	^

COUNTERPARTY	DERIVATIVES LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Australia and New Zealand Banking Group Ltd.	$1,272,836	$(33,309)	$0	$0	$1,239,527
Bank of America, NA	471,850	(4,996)	0	0	466,854
Barclays Bank PLC	1,086,225	(1,086,225)	0	0	0
Citibank, NA	1,599,343	(1,599,343)	0	0	0
Morgan Stanley & Co., Inc.	1,704,777	(119,973)	0	0	1,584,804
Natwest Markets PLC	489,255	0	0	0	489,255
Nomura Global Financial Products, Inc.	27,030	(27,030)	0	0	0
Societe Generale	217,774	(217,774)	0	0	0
State Street Bank & Trust Co.	1,811,478	(1,598,052)	(213,426)	0	0
UBS AG	148,486	(148,486)	0	0	0
Total	$8,829,054	$(4,835,188)	$(213,426)	$0	$3,780,440	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other

2018 Annual Report	57

Notes to Financial Statements (continued)

options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows:

PORTFOLIO	2018	2017
Small Cap Core
Distributions paid from:
Ordinary income	$43,711,826	$2,070,664
Long-term capital gains	9,503,468	0

Total distributions paid	$53,215,294	$2,070,664

International Small Cap
Distributions paid from:
Ordinary income	$26,750,515	$17,002,892
Long-term capital gains	15,003,353	0

Total distributions paid	$41,753,868	$17,002,892

International Strategic Equities
Distributions paid from:
Ordinary income	$45,938,248	$18,490,651
Long-term capital gains	51,103,476	2,484,063

Total distributions paid	$97,041,724	$20,974,714

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES	UNREALIZED APPRECIATION/ (DEPRECIATION)(a)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)
Small Cap Core	$13,887,914	$53,513,672	$0	$142,373,616	$209,775,202
International Small Cap	33,264,087	75,014,795	0	79,879,828	188,158,710
International Strategic Equities	71,121,269	44,105,765	0	226,944,696	342,171,730

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2018, all three Portfolios did not have any capital loss carryforwards.

58	Bernstein Fund, Inc.

NOTE 5.	Risks Involved in Investing in the Portfolios

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political, regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Sector Risk—The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the technology or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Other governments have tried to support markets by buying stocks and through other market interventions. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and has begun raising interest rates. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

Current political uncertainty surrounding the European Union (“EU”) and its membership may increase market volatility. The United Kingdom has voted to withdraw from the EU, and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The financial instability of some countries in the EU, together with the risk of that financial instability impacting other more stable countries, may increase the risk of investing in

2018 Annual Report	59

Notes to Financial Statements (continued)

companies in Europe and worldwide. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The Portfolios may seek to focus on different investment disciplines or factors at different times as a means to achieve their investment objectives. In the event that the investment disciplines or factors to which the Portfolios have greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolios’ returns may be negatively affected.

Derivatives Risk—The Portfolios may use derivatives in currency hedging as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

REIT Risk—Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including other registered funds advised by the Adviser and ETFs, are subject to market and selection risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

60	Bernstein Fund, Inc.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 27 billion shares of common stock, par value $0.0001 per share. Each SCB Class, Advisor Class and Class Z of the Portfolios is allocated 1 billion shares. The balance of the authorized shares have been allocated to share classes that are currently not offered.

Share transactions for each Portfolio for the years ended September 30, 2018 and September 30, 2017, were as follows:

	SMALL CAP CORE PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
SCB Class Shares
Shares sold	126,863	470,811	$1,538,717	$5,411,903
Shares issued to shareholders on reinvestment of dividends and distributions	49,711	497	582,617	5,911
Shares redeemed	(177,518)	(91,837)	(2,188,869)	(1,058,048)

Net increase (decrease)	(944)	379,471	$(67,535)	$4,359,766

Advisor Class Shares
Shares sold	7,576,048	7,825,561	$93,744,852	$90,029,115
Shares issued to shareholders on reinvestment of dividends and distributions	3,416,907	108,173	40,114,486	1,287,265
Shares redeemed	(9,814,913)	(8,287,958)	(121,124,528)	(95,775,891)

Net increase (decrease)	1,178,042	(354,224)	$12,734,810	$(4,459,511)

Class Z Shares
Shares sold	1,342,318	4,183,658	$16,508,642	$49,228,411
Shares issued to shareholders on reinvestment of dividends and distributions	932,469	32,786	10,937,864	390,159
Shares redeemed	(580,101)	(1,573,475)	(6,991,704)	(18,546,194)

Net increase	1,694,686	2,642,969	$20,454,802	$31,072,376

2018 Annual Report	61

Notes to Financial Statements (continued)

	INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
SCB Class Shares
Shares sold	737,715	2,749,565	$9,546,259	$30,237,045
Shares issued to shareholders on reinvestment of dividends and distributions	207,896	90,510	2,579,987	918,683
Shares redeemed	(950,701)	(458,054)	(12,268,574)	(5,326,496)

Net increase (decrease)	(5,090)	2,382,021	$(142,328)	$25,829,232

Advisor Class Shares
Shares sold	20,358,948	18,529,910	$262,216,436	$208,924,146
Shares issued to shareholders on reinvestment of dividends and distributions	1,813,014	854,715	22,517,644	8,675,357
Shares redeemed	(4,807,168)	(5,198,655)	(62,164,075)	(59,299,709)

Net increase	17,364,794	14,185,970	$222,570,005	$158,299,794

Class Z Shares
Shares sold	2,987,880	11,222,032	$37,941,000	$134,086,229
Shares issued to shareholders on reinvestment of dividends and distributions	1,201,868	627,252	14,927,196	6,366,603
Shares redeemed	(588,230)	(4,286,011)	(7,760,993)	(52,179,420)

Net increase	3,601,518	7,563,273	$45,107,203	$88,273,412

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
SCB Class Shares
Shares sold	3,981,702	6,259,282	$51,671,126	$70,571,599
Shares issued to shareholders on reinvestment of dividends and distributions	344,818	106,631	4,341,257	1,099,369
Shares redeemed	(1,783,569)	(855,882)	(23,081,364)	(9,910,861)

Net increase	2,542,951	5,510,031	$32,931,019	$61,760,107

62	Bernstein Fund, Inc.

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Advisor Class Shares
Shares sold	76,216,135	78,248,043	$986,549,066	$933,571,440
Shares issued to shareholders on reinvestment of dividends and distributions	4,121,463	1,072,119	51,930,438	11,053,548
Shares redeemed	(13,250,418)	(10,643,383)	(171,145,141)	(121,214,577)

Net increase	67,087,180	68,676,779	$867,334,363	$823,410,411

Class Z Shares
Shares sold	12,152,892	60,643,893	$155,181,066	$748,087,276
Shares issued to shareholders on reinvestment of dividends and distributions	2,970,119	671,593	37,482,903	6,937,549
Shares redeemed	(1,810,090)	(882,266)	(23,856,897)	(11,059,956)

Net increase	13,312,921	60,433,220	$168,807,072	$743,964,869

At September 30, 2018, certain AllianceBerstein mutual funds owned 16%, 24% and 24% of Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio, respectively, in aggregate of the Portfolios’ outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolios’ performance.

NOTE 7.	Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules will simplify certain disclosure requirements on the financial statements.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2018 Annual Report	63

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Bernstein Fund, Inc. and Shareholders of Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio (constituting Bernstein Fund, Inc., hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2018

We have served as the auditor of one or more the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

64	Bernstein Fund, Inc.

2018 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2018. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction.

PORTFOLIO	DIVIDENDS RECEIVED DEDUCTION % (CORPORATE SHAREHOLDERS)
Small Cap Core	18.52%

For the taxable year ended September 30, 2018, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders.

PORTFOLIO	QUALIFIED DIVIDEND INCOME
Small Cap Core	$6,798,934
International Small Cap	11,836,842
International Strategic Equities	33,957,464

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

2018 Annual Report	65

Bernstein Fund, Inc.

BOARD OF DIRECTORS

Debra Perry(1)(3)

Chair

Kathleen Fisher

President

Bart Friedman(1)

Director

R. Jay Gerken(1)

Director

William Kristol(1)

Director

Donald K. Peterson(1)

Director

OFFICERS

Andrew Birse(2),

Vice President

Peter Chocian(2),

Vice President

Serdar Kalaycioglu(2),

Vice President

Samantha Lau(2),

Vice President

Stuart Rae(2),

Vice President

Shri Singhvi(2),

Vice President

Sammy Suzuki(2),

Vice President

Nelson Yu(2),

Vice President

Joseph J. Mantineo,

Treasurer and Chief Financial Officer

Emilie D. Wrapp,

Secretary

Michael B. Reyes,

Senior Analyst

Phyllis J. Clarke,

Controller

Vincent S. Noto,

Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

PRINCIPAL UNDERWRITER

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

TRANSFER AGENT

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

(1) Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

(2) The day-to-day management of, and investment decisions for, the Portfolios are made by the senior management teams. Messrs. Rae and Suzuki are the investment professionals with the most significant responsibility for the day-to-day management of the International Strategic Equities Portfolio. Messrs. Birse, Chocian and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the International Small Cap Portfolio. Ms. Lau and Messrs. Kalaycioglu and Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Small Cap Core Portfolio.

(3) Member of the Special Pricing Committee.

66	Bernstein Fund, Inc.

DIRECTORS’ INFORMATION
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
INTERESTED DIRECTOR
Kathleen Fisher,** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 64 (2017)	Senior Vice President of the Manager with which she has been associated since prior to 2013. She is the Head of Wealth and Investment Strategies of the Manager’s Bernstein Private Wealth Management unit since 2014, leading the team responsible for developing and communicating asset allocation advice and investment strategies for Bernstein’s high-net-worth clients. Since 2013, Ms. Fisher has overseen research on investment planning and wealth transfer issues facing high-net-worth families, endowments and foundations. She has been a National Managing Director of Bernstein since 2009. She joined AB in 2001 as a Senior Portfolio Manager. Prior to joining AB, she spent 15 years at J.P. Morgan, most recently as a managing director advising banks on acquisitions, divestitures and financing techniques. Prior thereto, she held positions at both Morgan Stanley and at the Federal Reserve Bank of New York.	18	Southwestern Vermont Health Care; and Hildene—The Lincoln Family Home
DISINTERESTED DIRECTORS
Debra Perry,#^ Chair of the Board 67 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	Assurant, Inc., since 2017; Genworth Financial, Inc. since 2016; Korn/Ferry International from 2008-present; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

Bart Friedman,# 73 (2005)	Senior Counsel at Cahill Gordon & Reindel LLP (law firm) since January 2017; Senior Partner since prior to 2013.	18	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; and Ovid Therapeutics, Inc.

2018 Annual Report	67

Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
R. Jay Gerken,# 67 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds (2002-2005); Portfolio Manager and Managing Director, Smith Barney Asset Management (1993-2001) and President & CEO, Directions Management of Shearson Lehman, Inc. (1988-1993).	18	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; United Methodist Foundation of New Jersey; and Associated Banc-Corp

William Kristol,# 65 (1994)	Editor, The Weekly Standard since prior to 2013. He is a regular contributor on ABC’s This Week and on ABC’s special events and elections coverage, and appears frequently on other leading political commentary shows.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; The Institute for the Study of War; and Defending Democracy Together

Donald K. Peterson,# 69 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	18	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA-CREF; and Member of the Board of TIAA-Bank, FSB

* There is no stated term of office for the Directors.

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

** Ms. Fisher is an “interested person” as defined by the Investment Company Act of 1940, because of her affiliation with AllianceBernstein.

# Member of the Audit Committee, the Governance, Nominating, and Compensation Committee, and the Independent Directors Committee.

^ Member of the Special Pricing Committee.

68	Bernstein Fund, Inc.

MANAGEMENT OF THE FUND
Name, Address,* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Kathleen Fisher, 64	President	See biography above.

Andrew Birse, 40	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2013.

Peter Chocian, 46	Vice President	Vice President of the Manager**, with which he has been associated since prior to 2013.

Serdar Kalaycioglu, 41	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2013.

Samantha S. Lau, 46	Vice President	Senior Vice President of the Manager**, with which she has been associated since prior to 2013.

Stuart Rae, 53	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2013.

Shri Singhvi, 44	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2013.

Sammy Suzuki, 47	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2013.

Nelson Yu, 47	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2013.

Emilie D. Wrapp, 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Michael B. Reyes, 42	Senior Analyst	Vice President of the Manager**, with which he has been associated since prior to 2013.

Joseph J. Mantineo, 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2013.

2018 Annual Report	69

Bernstein Fund, Inc. (continued)

MANAGEMENT OF THE FUND (continued)
Name, Address,* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Phyllis J. Clarke, 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto, 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Manager** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Manager** since 2012.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Manager, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (212) 486-5800, or visit www.bernstein.com, for a free prospectus or SAI.

70	Bernstein Fund, Inc.

Board Consideration of Investment Management Arrangement

Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the International Strategic Equities Portfolio, International Small Cap Portfolio, and Small Cap Core Portfolio (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”)(the “Investment Management Agreement”) at a meeting held on October 24-25, 2018.

Section 15 of the Investment Company Act also provides that an investment advisory agreement will terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an investment adviser or the parent company of an investment adviser. Such transfer is often referred to as a “Change of Control Event.”

AXA S.A. (“AXA”) has announced to the public its plans to divest its remaining ownership interest in AXA Equitable Holdings, Inc. (“AXA Equitable”), over time in one or more transactions, subject to market conditions (the “Plan”). AXA is the holding company for an international group of insurance and related financial services companies. AXA formerly owned all of the outstanding shares of common stock of AXA Equitable. After selling a minority stake of AXA Equitable in an initial public offering during May, 2018, AXA is currently a majority owner of AXA Equitable, which is an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser. AXA Equitable also indirectly holds a majority of the outstanding partnership interests of the Adviser. It is anticipated that one or more future transactions under the Plan could be deemed a Change of Control Event resulting in the automatic termination of the Investment Management Agreement.

Because it is anticipated that one or more of the transactions contemplated by the Plan could be deemed a Change of Control Event for the Adviser resulting in the automatic termination of the Investment Management Agreement, the Board, including the Independent Directors, has approved a new investment advisory agreement with the Adviser (the “Proposed Agreement”), in connection with the Plan. The Board unanimously approved the Proposed Agreement at a meeting held on July 26, 2018, subject as to each Portfolio to approval by stockholders of that Portfolio. Stockholders have been asked to approve the Proposed Agreement at a meeting initially called for October 11, 2018 and held on November 14, 2018. The Proposed Agreement would be effective for a Portfolio after the first Change of Control Event that occurs after stockholder approval for that Portfolio.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement and the Proposed Agreement (each, an “Agreement”).

The Board received preliminary information about the Plan from the Adviser at a special telephonic meeting of the Board held on June 18, 2018. During that meeting, the Independent Directors also met separately in an executive session with their independent counsel. Following that meeting, counsel to the Independent Directors sent a letter to the Adviser dated June 20, 2018, that contained a list of information requested by the Independent Directors with respect to the Plan and the Proposed Agreement. The Adviser responded in writing to the letter. Following receipt of the Adviser’s responses, the Independent Directors met with the Fund’s Senior Analyst and counsel to the Independent Directors via a telephone conference on July 23, 2018, during which the Independent Directors reviewed the responses to their requests for information, and evaluated extensive additional materials relating to the approval of the Proposed Agreement. Following the July 23, 2018 meeting, the Independent Directors, through counsel, requested certain additional information in a letter to the Adviser dated July 24, 2018. On July 26, 2018, the Board held an in-person meeting, at which representatives of the Adviser responded to the requests for additional information, and the Board discussed its review of the Proposed Agreement and the materials the Directors had been provided. During the July 26, 2018 meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst in executive sessions. The Board then approved the Proposed Agreement as described below.

Prior to and following its approval of the Proposed Agreement, the Board undertook the process to review annually the continuation of the Investment Management Agreement between the Fund and the Adviser. In connection with that

2018 Annual Report	71

Board Consideration of Investment Management Arrangement (continued)

process, counsel to the Independent Directors sent a letter to the Adviser dated August 9, 2018, that contained a list of information requested by the Independent Directors to conduct their annual review. In addition to reviewing information in connection with the July 26, 2018 meeting, the Board of Directors, including the Independent Directors, met in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2018. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 20, 2018, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 20, 2018, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 20, 2018 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated September 26, 2018, and the Adviser provided certain additional information by means of a letter dated October 3, 2018. The Independent Directors held a telephonic meeting on October 15, 2018 with their independent counsel and the Senior Analyst to discuss the contract renewal materials and supplemental materials. Following that meeting the Independent Directors, through counsel, requested further information from the Adviser. On October 24-25, 2018, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and a report prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below. Also, after considering the additional information the Board had received in connection with their consideration of the continuation of the Investment Management Agreement, and in light of their approval of the continuation of the Investment Management Agreement, the Board further determined that it was unnecessary to seek any modification of the Proposed Agreement.

In approving each Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreements and considered whether each Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests including information regarding the Plan, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the July 26, 2018, September 20, 2018, and October 24-25, 2018 meetings and throughout the past year. In approving the Proposed Agreement at the July 26, 2018 Board meeting, the Board considered the information it had received through that date, including the information provided to the Board in connection with its most recent approval of the Investment Management Agreement; in approving the continuation of the Investment Management Agreement at the October 24-25, 2018 Board meeting, and in determining at that meeting that it was unnecessary to seek any modification of the Proposed Agreement, the Board considered information it had received after, as well as before and at, the July 26, 2018 meeting.

The information considered by the Board included information with respect to the Plan and the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve an Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Agreements including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior

72	Bernstein Fund, Inc.

Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Directors also considered the fact that the Proposed Agreement would have terms and conditions identical to those of the Investment Management Agreement with the exception of the effective date under the Proposed Agreement.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to the International Small Cap and Small Cap Core Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff appeared sufficient to provide a high level of service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered the potential impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee. The Board further reviewed information about the Plan, and the statements of the Adviser that it will continue to operate as an independent, publicly-traded US asset manager, that the Plan is not anticipated to change the Adviser’s current management structure or strategy, and that the Adviser does not believe that the Plan will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year period ended May 31, 2018 (for the consideration of approval of the Proposed Agreement) and ended July 31, 2018 and September 30, 2018 (for the review of the continuation of the Investment Management Agreement) and versus each Portfolio’s benchmark index for the year to date, 1-year, and since inception for the relevant periods. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

2018 Annual Report	73

Board Consideration of Investment Management Arrangement (continued)

Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2016 and 2017, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors also received presentations at the July 26, 2018 and September 20, 2018 Board meetings from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability among fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies. The Directors also considered that the profitability information did not reflect recent fee reductions implemented for the International Strategic Equities Portfolio on January 1, 2018.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 26, 2018 Board meeting, the Directors received a presentation from an independent consultant regarding possible economies of scale with respect to the Proposed Agreement. The Directors discussed with the independent consultant possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services. The Directors also considered the Senior Analyst Report which they received in connection with the review of the Investment Management Agreement, which included a discussion of possible economies of scale and information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods. At the September 20, 2018 Board meeting, the Directors also received a presentation from outside counsel experienced in mutual fund fee litigation regarding potential economies of scale.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the International Strategic Equities Portfolio, breakpoint arrangements as currently in effect for the International Strategic Equities Portfolio, the fact that the International Small Cap and Small Cap Core Portfolios are research-intensive and may be capacity-constrained (making breakpoints impractical), expense caps and waivers applying to the International Small Cap and Small Cap Core Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that they would continue to monitor the growth of the Portfolios.

74	Bernstein Fund, Inc.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the Proposed Agreement and the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

ADVISORY FEE SCHEDULE
International Small Cap Portfolio	1.00% of the Portfolio’s average net assets.

International Strategic Equities Portfolio	0.75% of the first $2.5 billion of the Portfolio’s average net assets; 0.65% of the excess over $2.5 billion up to $5 billion; and 0.60% of the excess of the Portfolio’s average net assets over $5 billion.

Small Cap Core Portfolio	0.80% of the Portfolio’s average net assets.

2018 Annual Report	75

Distributor

BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

ISCEC-0151-0918

ITEM 2. CODE OF ETHICS.

(a)        The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)        During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)        During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Debra Perry, Suzanne Brenner and R. Jay Gerken qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers LLP, for the Fund’s last two fiscal years for professional services rendered for (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; and (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements. Included in the table are (i) tax compliance, tax advice and tax return preparation fees paid to Ernst & Young LLP.

		Audit Fees	Audit-Related Fees	Tax Fees*
Bernstein Fund Inc. Small Cap Core Portfolio	2017	$16,275.00	$—	$24,927
	2018	$21,701.00	$800	$29,977

Bernstein Fund Inc. International Small Cap Portfolio	2017	$18,750.00	$—	$24,311
	2018	$25,000.00	$800	$40,186

Bernstein Fund Inc. International Strategic Equities Portfolio	2017	$18,750.00	$—	$21,764
	2018	$25,000.00	$800	$23,424

*	Paid to Ernst & Young LLP.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

			All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Bernstein Fund Inc. Small Cap Core Portfolio	2017	*	$5,438,501	$24,927
				$—
				$(24,927)

	2018		$3,889,159	$30,777
				$(800)
				$(29,977)

Bernstein Fund Inc. International Small Cap Portfolio	2017	*	$5,437,885	$24,311
				$—
				$(24,311)

	2018		$3,899,368	$40,986
				$(800)
				$(40,186)

Bernstein Fund Inc. International Strategic Equities Portfolio	2017	*	$5,435,338	$21,764
				$—
				$(21,764)

	2018		$3,882,606	$24,224
				$(800)
				$(23,424)

*	2017 amounts revised to remove certain expenses that are not applicable.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Bernstein Fund, Inc.

By:	/s/ Kathleen M. Fisher
Kathleen M. Fisher
President

Date:	November 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kathleen M. Fisher
Kathleen M. Fisher
President

Date:	November 29, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 29, 2018